REVOLVING LOAN AND SECURITY AGREEMENT                                        1
1.  DEFINITIONS                                                              1
    1.1  SPECIAL DEFINITIONS                                                 1
    1.2  OTHER DEFINED TERMS                                                 3
2.  LINE OF CREDIT/INTEREST RATES/CHARGES                                    3
    2.1. LINE OF CREDIT                                                      3
         2.1.1 INTEREST                                                      3
         2.1.2 CHARGES                                                       4
         2.1.3 VOLUNTARY PREPAYMENT                                          4
    2.2  PAYMENTS                                                            4
         2.2.1  PRINCIPAL                                                    4
         2.2.2  IN EXCESS OF LINE OF CREDIT                                  4
         2.2.3  INTEREST AND OTHER CHARGES                                   4
         2.2.4  ACCURACY OF STATEMENTS                                       4
3.  LINE OF CREDIT - ADDITIONAL PROVISIONS                                   4
    3.1  PROCEDURES FOR ADVANCES                                             4
    3.2  EACH ADVANCE                                                        4
    3.3  INELIGIBLE ACCOUNTS                                                 5
    3.4  REIMBURSEMENT FOR CHARGES                                           6
    3.5  COLLECTIONS                                                         6
    3.6. APPLICATION OF REMITTANCES AND CREDITS                              7
    3.7  COLLECTION DAYS                                                     7
    3.8  POWER OF ATTORNEY                                                   7
    3.9  CONTINUING REQUIREMENTS                                             8
    3.10 RIGHTS OF IBM CREDIT                                                9
    3.11 RELEASE                                                             9
    3.12 ADDITIONAL REQUIREMENTS                                             9
    3.13 AUDIT                                                               9
4.  SECURITY - COLLATERAL                                                    9
    4.1  GRANT                                                               9
    4.2  INSTRUMENTS                                                        11
5.  CONDITIONS PRECEDENT                                                    11
    5.1  CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT        11
6.  WARRANTIES, REPRESENTATIONS, AND COVENANTS                              12
    6.1  AFFIRMATIVE WARRANTIES, REPRESENTATIONS AND COVENANTS              12
    6.2  NEGATIVE COVENANTS                                                 15
7.  DEFAULT                                                                 16
    7.1  DEFINITION                                                         16
    7.2  RIGHTS OF IBM CREDIT                                               18
    7.3  CUSTOMER                                                           18
    7.4  WAIVER                                                             19
8.  MISCELLANEOUS                                                           19
    8.1  TERMINATION                                                        19
    8.2  COLLECTION                                                         19
    8.3  DEMAND, ETC                                                        19
    8.4  ADDITIONAL OBLIGATIONS                                             20


    8.5  INDEMNIFICATION BY CUSTOMER                                        20
    8.6  INDEMNIFICATION BY IBM.                                            20
    8.7  ALTERATIONS/WAIVER                                                 20
    8.8  NOTICES                                                            20
    8.9  SEVERABILITY                                                       20
    8.10 ONE LOAN                                                           21
    8.11 ADDITIONAL COLLATERAL                                              21
    8.12 INITIAL PUBLIC OFFERINGS                                           21
    8.13 OFFSETS                                                            21
    8.14 LIMITATION OF LIABILITY                                            21
    8.15 TIME                                                               21
    8.16 ENTIRE AGREEMENT                                                   21
    8.17 PARAGRAPH TITLES                                                   21
    8.18 BINDING EFFECT                                                     21
    8.19 CONDITIONS TO EFFECTIVENESS                                        21
    8.20 SUBMISSION BY CUSTOMER                                             21
    8.21 JURY TRIAL                                                         22

       REVOLVING LOAN AND SECURITY AGREEMENT

REVOLVING LOAN AND SECURITY AGREEMENT ("Agreement") by and between IBM CREDIT CORPORATION, with a place of business at 5000 Executive Parkway Suite 450, San Ramon, CA 94583, a Delaware corporation ("IBM Credit") and NETOBJECTS, INC., with a place of business at 602 Galveston Drive, Redwood, CA 94063, a Delaware corporation ("Customer").


       1.  DEFINITIONS

1.1 SPECIAL DEFINITIONS. The following terms shall have the following respective meanings in this Agreement:

       "Advance": any loan or advance made by IBM Credit to or for the account of Customer pursuant to this Agreement.

       "Accounts": as defined in the UCC.

       "Advance Date": for a specific Advance, the Business Day on which IBM Credit makes an Advance under this Agreement.

       "Available Credit": at any time, (1) the Line of Credit less (2) the Outstanding Advances at such time.

       "Bloomberg":  the on-line service provided by Bloomberg Financial
Services.

       "Business Day": any day other than a Saturday, Sunday, other day on which commercial banks in New York, NY are authorized or required by law to close or other day on which IBM Credit is closed.

       "Common Stock":  the Customer's common stock.

       "Closing Date": the date upon which all conditions precedent to the effectiveness of this Agreement are performed to the satisfaction of IBM Credit or waived in writing by IBM Credit.

       "Collateral": as defined in Section 4.1.

       "Copyrights": as defined in Section 4.1(C)(iii).

       "Default": either (1) an Event of Default, or (2) any event or condition which, but for the requirement that notice be given or time lapse or both, would be an Event of Default.

       "Delinquency Fee Rate": as defined in Attachment A.

       "Effective Date of Termination":  as defined in Section 8.1.

       "Eligible Accounts": as defined in Section 3.3.

       "Event of Default": as defined in Section 7.1.

       "Guarantor": the guarantors as set forth in Attachment B.

       "IBM": International Business Machines Corporation.

       "IBM Indemnification": the agreement between IBM and IBM Credit whereby IBM has indemnified IBM Credit for all losses incurred by IBM Credit under this Agreement.

       "Initial Public Offering"; the sale of the Customer's common stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933.

       "Intercreditor Agreement"; an agreement, in form and substance satisfactory to IBM Credit, whereby another Person having a Lien on any of the Collateral subordinates its rights in such Collateral to IBM Credit.

       "LIBOR": as of the date of determination, the thirty-day average of the one-month (01M) London Interbank Offered Rate as published in Bloomberg for the previous calendar month.

       "Lien": any lien, claim, charge, pledge, security interest, deed of trust, mortgage, other encumbrance or other arrangement having the practical effect of the foregoing, including the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

       "Line of Credit": as defined in Section 2.1.

       "Material Adverse Effect": a material adverse effect (1) on the business, operations, results of operations, assets, or financial condition of Customer, (2) on the aggregate value of the Collateral or the aggregate amount which IBM Credit would be likely to receive (after giving consideration to reasonably likely delays in payment and reasonable cost of enforcement) in the liquidation of such Collateral to recover the Obligations in full, or (3) on the rights and remedies of IBM Credit under this Agreement.

       "Note": the Convertible Revolving Credit Note executed by Customer substantially in the form annexed hereto as Attachment D.

       "Obligations": all covenants, agreements, warranties, duties, representations, loans, advances, liabilities and indebtedness of any kind and nature whatsoever now or hereafter arising, owing, due or payable from Customer to IBM Credit or whether primary or secondary, joint or several, direct, contingent, fixed or otherwise, secured, unsecured or arising under this Agreement, the Other Agreements or any agreements previously, now or hereafter executed by Customer and delivered to IBM Credit, or by oral agreement or operation of law and whether or not evidenced by instruments of indebtedness. Obligations shall include, without limitation, any third party claims against Customer satisfied or acquired by IBM Credit.

       "Other Agreements": all security agreements, mortgages, leases, instruments, documents, guarantees, schedules of assignment, contracts and other agreements previously, now or hereafter executed by Customer and delivered to IBM Credit or delivered by or on behalf of Customer to a third party and assigned to IBM Credit by operation of law or otherwise.

       "Outstanding Advances": at the time of determination, the unpaid principal amount of all Advances made by IBM Credit.

       "Patents":  as defined in Section 4.1(C)(i).

        "Periodic Rate": the Revolver Financing Charge or Delinquency Fee Rate, as the case may be, multiplied by the quotient of the number of days elapsed in the applicable billing period divided by 360.

       "Permitted Liens": as defined in Attachment B.

       "Permitted Prior Liens": as defined in Attachment B.

       "Person": any individual, association, firm, corporation, governmental body, agency or instrumentality whatsoever.

       "Policies":  as defined in Section 6.1 (T).

       "Revolver Financing Charge": as defined in Attachment A.

       "Trademarks":  as defined in Section 4.1(C)(ii).

       "UCC": the Uniform Commercial Code in effect from time to time in the State of New York.

       "Venture":  Venture Banking Group, a division of Cupertino National
Bank.

       "Warrant of Distress for Rent or Taxes": a remedy, whether at common law or by statute, for the collection of rent or taxes in arrears which permits the landlord or applicable taxing authority, as the case may be, to go upon Customer's premises and seize anything there as security for the rent or taxes in arrears, and hold it without sale until the rental or taxes are paid.

1.2 OTHER DEFINED TERMS. Terms not otherwise defined in this Agreement which are defined in the UCC shall have the meanings assigned to them therein.

       2.  LINE OF CREDIT/INTEREST RATES/CHARGES

2.1. LINE OF CREDIT. Subject to the terms and conditions set forth in this Agreement, on and after the Closing Date to but not including the date that is the earlier of (i) the date on which this Agreement is terminated pursuant to
Section 8.1 and (ii) the date on which IBM Credit terminates the Credit Line pursuant to Section 7.2, IBM Credit agrees to extend to the Customer a line of credit (the "Line of Credit") in the amount set forth in Attachment A pursuant to which IBM Credit will make to the Customer, from time to time, Advances in an aggregate amount at any one time outstanding not to exceed the Line of Credit. Notwithstanding any other term or provision of this Agreement, IBM Credit may, at any time and from time to time, in its sole discretion (x) temporarily increase the amount of the Line of Credit above the amount set forth in Attachment A and decrease the amount of the Line of Credit back to the amount of the Line of Credit set forth in Attachment A, in each case upon written notice to the Customer and (y) make Advances pursuant to this Agreement upon the request of Customer in an aggregate amount at any one time outstanding in excess of the Line of Credit.

2.1.1 INTEREST. (A) Subject to paragraph (B) below, each Advance shall accrue interest at a rate per annum equal to the lesser of (i) the Revolver Financing Charge and (ii) the highest rate from time to time permitted by applicable law. Amounts received from Customer in excess of such highest rate from time to time permitted by applicable law shall be considered reductions to principal to the extent of such excess.

(B) If any amount owed under this Agreement is not paid when due (whether at maturity, by acceleration or otherwise), the unpaid amount will bear interest from and including its due date to and including the date IBM Credit receives payment. Such interest will accrue at a rate per annum equal to the lesser of
(i) the Delinquency Fee Rate and (ii) the highest rate from time to time permitted by applicable law.
Amounts received from Customer in excess of such highest rate from time to time permitted by applicable law shall be considered reductions to principal to the extent of such excess.

(C) The Revolver Financing Charge and the Delinquency Fee Rate are computed on the basis of a 360-day year for the actual number of days elapsed. The Revolver Financing Charge for each billing period shall be calculated by multiplying the Periodic Rate for the billing period by the Average Daily Balance (as hereinafter defined) of the Advances outstanding during said period which were not past-due. The Delinquency Fee Rate for each billing period shall be calculated by multiplying the applicable Periodic Rate for the billing period by the applicable Average Daily Balance of the Advances outstanding during said period which were past-due. The "Average Daily Balance" of the outstanding Advances shall be equal to the sum of the principal balances of the Advances as of each day during the billing period, divided by the number of days in the billing period.

2.1.2 CHARGES. Customer hereby agrees to pay to IBM Credit the charges set forth in the "Other Charges" section of Attachment A to this Agreement. Customer hereby acknowledges that any such charges are not interest but that such charges, if unpaid, will constitute part of the principal from time to time outstanding.

2.1.3 VOLUNTARY PREPAYMENT. Customer may at any time prepay in whole or in part all amounts owed under this Agreement. IBM Credit may, in its sole discretion, apply payments first to pay interest and other amounts owing under this Agreement and then to pay the principal amount owed by the Customer. IBM Credit may, but shall not be obligated to, apply principal payments to the oldest (earliest) Advances first.

2.2  PAYMENTS.

2.2.1 PRINCIPAL. Customer shall pay in full all unpaid principal of each Advance upon the earilier of the Effective Date of Termination and the expiration of the Agreement.

2.2.2 IN EXCESS OF LINE OF CREDIT. Customer shall, on any Business Day on which the aggregate outstanding principal amount of all Advances (including amounts committed to, but not yet funded, by IBM Credit) exceeds the then applicable Line of Credit, make a mandatory prepayment of the outstanding principal amount of Advances in an amount at least equal to such excess.

2.2.3 INTEREST AND OTHER CHARGES. Interest and Other Charges owed under this Agreement, and any charges hereafter agreed to by the parties are payable monthly on receipt of IBM Credit's bill or statement or IBM Credit may, in its sole discretion, add interest and Other Charges to Customer's outstanding loan balance.

2.2.4 ACCURACY OF STATEMENTS. Each statement of account rendered by IBM Credit to Customer and relating to the Obligations shall be presumed to be correct and accurate and shall constitute an account stated that is fully binding upon Customer unless, within ten (10) Business Days after the statement is received by Customer, Customer shall give to IBM Credit written objection specifying the error or errors, if any, contained in that statement. Customer shall be deemed to have received such statement three (3) Business Days from the date IBM Credit mails such statement by United States first- class mail, postage prepaid, and properly addressed to Customer.


       3. LINE OF CREDIT - ADDITIONAL PROVISIONS

3.1 PROCEDURES FOR ADVANCES. Customer shall deliver to IBM Credit a written request ("Request for Advance") for each Advance. Customer may deliver a Request for Advance via facsimile transmission. The Request for Advance shall specify
(i) the requested Advance Date and (ii) the amount of the requested Advance and shall be substantially in the form annexed hereto as Attachment J or in some other form agreed to by IBM Credit. Customer, after giving effect to the repayment of any Outstanding Advances to be made on an Advance Date, shall not request an Advance in excess of the Available Credit on such date.

3.2 EACH ADVANCE. The submission by Customer of a Request for Advance and the receipt by the Customer of the proceeds of any Advance on an Advance Date shall be deemed to be a representation and warranty by the Customer that, as of and on such Advance Date, the following statements set forth in (A) through (C) are true:

(A) The representations and warranties contained in this Agreement and in each Other Agreement are true and correct as though made on and as of such Advance Date;

(B) No event has occurred and is continuing, or would result from such Advance or the application of the proceeds thereof, which could reasonably be expected to have a Material Adverse Effect;

(C) Both before and after giving effect to the making of such Advance, the Outstanding Advances do not exceed the Line of Credit; and

(D) No Default or Event of Default exists at the time the Request for Advance is made.

3.3 INELIGIBLE ACCOUNTS. IBM Credit and Customer agree that IBM Credit shall have the sole right to determine eligibility of Accounts from an Account debtor (the "Eligible Accounts") for purposes of determining the value of the Collateral; however, without limiting such right, the following Accounts will be deemed to be not Eligible Accounts for purposes of determining such value:

(A) Accounts created from the sale of goods and services on non-standard terms and/or that allow for payment to be made later than thirty (30) days from the date of sale;

(B)    Accounts unpaid more than ninety (90) days from date of invoice;

(C) Accounts payable by an Account debtor if fifty percent (50%) or more of the outstanding balance of all Accounts payable by such Account debtor remains unpaid for more than ninety (90) days from the date of invoice;

(D) Accounts payable by an Account debtor that is an officer, employee, agent, parent, guarantor, subsidiary, stockholder or affiliate of Customer or is related to or has common shareholders, officers or directors with Customer, other than IBM;

(E)    Accounts arising from consignment sales;

(F) Accounts with respect to which the payment by the Account debtor is or may be conditional;

(G) Accounts payable by any Account debtor that (i) is not a commercial or institutional entity, or (ii) is not a resident of the United States;

(H) Accounts payable by any Account debtor to which Customer is or may become liable for goods sold or services rendered by such Account debtor to Customer;

(I) Accounts arising from the sale or lease of goods purchased for a personal, family or household purpose;

(J) Accounts arising from the sale or lease of goods that have been used for demonstration purposes or loaned by the Customer to another party;

(K)    Accounts which are progress payment accounts;

(L) Accounts payable by any Account debtor that is, or Customer knows will become, subject to proceedings under United States Bankruptcy Law or other law for the relief of debtors;

(M)    Accounts which are not payable in US dollars;

(N) Accounts payable by any Account debtor that is a remarketer of computer hardware and software products and whose purchases of such products from Customer have been financed by another person, other than IBM Credit, who pays the proceeds of such financing directly to Customer on behalf of such debtor ("Third Party Financer") unless (i) such Third Party Financer does not have a separate financing relationship with Customer or (ii) such Third Party
Financer has a separate financing relationship with Customer and has waived its right to set off its obligations to Customer;

(O) Accounts arising from the sale or lease of goods which are billed in advance of shipment by Customer;

(P) Accounts as to which IBM Credit does not have a valid, perfected, first priority security interest;

(Q) Accounts with respect to which Customer has permitted or agreed to any extension, compromise or settlement, or made any change or modification of any kind or nature, including, but not limited to, any change or modification to the terms relating thereto;

(R) Accounts which do not arise from undisputed bona fide transactions completed in accordance with the terms and conditions contained in the invoices and purchase orders relating thereto;

(S) Accounts which are discounted for the full payment term specified in Customer's terms and conditions with its Account debtors, or for any longer period of time;

(T)    Accounts on cash on delivery (COD) terms;

(U) Accounts arising from maintenance or service contracts which are billed in advance of full performance of service;

(V)    Accounts arising from bartered transactions;

(W) Accounts arising from incentive payments, rebates, discounts, credits, and refunds from a supplier; and

(X) Any and all other Accounts which IBM Credit deems, in its reasonable discretion, to be ineligible.

3.4  REIMBURSEMENT FOR CHARGES.   Customer agrees to reimburse IBM Credit for
all charges paid by IBM Credit with respect to collection of checks and other items of payment, all fees relating to the use and maintenance of a lockbox account and with respect to remittances of proceeds of the loans hereunder.

3.5 COLLECTIONS. By no later than January 31, 1998, Customer shall establish and maintain a lockbox (the "Lockbox"), at the address set forth in Attachment A with the financial institution listed in Attachment A (the "Bank") pursuant to an agreement between Customer and Bank in form and substance satisfactory to IBM Credit. Customer shall also establish and maintain a deposit account which shall contain only proceeds of Customer's Accounts (the "Special Account") with the Bank. By no later than January 31, 1998, Customer shall enter into and maintain a contingent blocked account agreement with the Bank for the benefit of IBM Credit in form and substance satisfactory to IBM Credit pursuant to which, among other things, such Bank shall agree that, upon notice from IBM Credit, disbursements from the Special Account shall be made only as IBM Credit shall direct. Customer shall not change the financial institution with which the Special Account is established until a similar contingent blocked account for a new Special Account has been executed by IBM Credit, Customer and such new financial institution.

(B) Customer shall instruct all Account debtors to remit payments directly to the Lockbox. In addition, Customer shall have such instruction printed in conspicuous type on all invoices. Customer further agrees that it shall not deposit or permit any deposits of funds other than remittances paid in respect of the Account into the Special Account or permit any commingling of funds with such remittances in the Lockbox or Special Account.

(C) IBM Credit may at its option notify any Account debtor or debtors of the assignment of Accounts, and directly collect the same. All payments received by Customer from its Account debtors, whether in the form of money, checks, notes, drafts, or other things of value or items of payment shall be received by Customer solely as agent for IBM Credit. Customer shall properly endorse and deposit into the Special Account, on the day of receipt thereof, all original checks, drafts, acceptances, notes and other evidences of, or properties constituting payment of, or on account of, Accounts, including all cash. Customer shall make entries on its books and records in a form satisfactory to IBM Credit and shall keep a separate account on its record book of all collections received thereon. Until deposited in the Special Account, Customer shall keep all remittances received in respect of Accounts separate and apart from Customer's funds so that they are capable of identification as the proceeds of Accounts in which IBM Credit has a security interest. .

3.6. APPLICATION OF REMITTANCES AND CREDITS. Customer shall apply all remittances against the aggregate of Customer's outstanding Accounts no later than the end of the Business Day on which such remittances are deposited into the Special Account. Customer also agrees to apply each remittance against its respective Account no later than three (3) Business Days from the date such remittance is deposited into the Special Account. In Addition, Customer shall promptly apply any credits owing in respect to any Account when due.

3.7 COLLECTION DAYS. All amounts received by IBM Credit in respect of any Account may be credited by IBM Credit to the repayment of the Obligations under this Agreement or, in IBM Credit's sole and absolute direction, may be disbursed to Customer. The crediting of amounts received by IBM Credit in respect of such Obligations shall in all cases be subject to the final collection thereof.

3.8 POWER OF ATTORNEY. Customer hereby irrevocably appoints IBM Credit (and any person designated by it) as Customer's true and lawful attorney-in-fact with full power to at any time, in good faith and in compliance with commercially reasonable standards, in the sole and absolute discretion of IBM Credit:

(A) sign the name of Customer on any document or instrument that IBM Credit shall deem necessary or appropriate to perfect and maintain perfected the security interest in the Collateral contemplated under this Agreement and the Other Agreements;

(B) endorse the name of Customer upon any of the items of payments or proceeds and deposit the same in the account of IBM Credit for application to the Obligation; and

upon the occurrence and during the continuance of an Event of Default as defined in Section 7.1 hereof:

(C) demand payment, enforce payment and otherwise exercise all Customer's rights and remedies with respect to the collection of any Accounts;

(D)    settle, adjust, compromise, extend or renew any Accounts;

(E) settle, adjust or compromise any legal proceedings brought to collect any Accounts;

(F) sell or assign any Accounts upon such terms, for such amounts and at such time or times as IBM Credit may deem advisable;

(G)    discharge and release any Accounts;

(H) prepare, file and sign Customer's name on any proof of claim or similar document against any Account debtor;

(I) prepare, file and sign Customer's name on any notice of lien, claim of mechanic's lien, assignment or satisfaction of lien or mechanic's lien, or similar document in connection with any Accounts;

(J) endorse the name of Customer upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Account or goods pertaining thereto;

(K) endorse the name of Customer upon any of the items of payment or proceeds and deposit the same in the account of IBM Credit for application to the Obligations;

(L) sign the name of Customer to requests for verification of Accounts and notices thereof to Account debtors;

(M) sign the name of Customer on any document or instrument that IBM Credit shall deem necessary or appropriate to perfect and maintain perfected the security interest in the Collateral contemplated under this Agreement and the Other Agreements;

(N) make, settle and adjust claims under the Policies and endorse Customer's name on any check, draft, instrument or other item of payment of the proceeds of the Policies; and

(O) take control in any manner of any item of payment or proceeds and for such purpose to notify the postal authorities to change the address for delivery of mail addressed to Customer to such address as IBM Credit may designate.

The power of attorney granted by this Section 3.8 is for value and coupled with an interest and is irrevocable until the later of the payment in full of the Obligations and the termination of this Agreement.

3.9  CONTINUING REQUIREMENTS.  Customer shall:

(A) from time to time, if required by IBM Credit, immediately upon their creation, deliver to IBM Credit copies of all invoices, delivery evidences and other documents relating to each Account;

(B) within three (3) Business Days after Customer's learning thereof, inform IBM Credit in writing of any rejection of goods or services by any Account debtor, delays in delivery of goods or performance of services, non-performance of contracts and of any assertion of any claim, offset or counterclaim by any Account debtor;

(C) other than in the ordinary course of business as generally conducted by Cutsomer over a period of time, not permit or agree to any extension, compromise or settlement or make any change or modification of any kind or nature with respect to any account, including any of the terms relating thereto;

(D) within three (3) Business Days after Customer's learning thereof, furnish to and inform IBM Credit in writing of all adverse information relating to the financial condition of any Account debtor if such information could reasonably be expected to have a Material Adverse Effect;

(E) keep all goods rejected or returned by any Account debtor and all goods repossessed or stopped in transit by Customer from any Account debtor segregated from other property of Customer, holding the same in trust and as trustee for IBM Credit until Customer applies a credit against such Account debtor's outstanding obligations to Customer or sells such goods in the ordinary course of business, whichever occurs first;

(F) stamp or otherwise mark chattel paper and instruments now owned or hereafter acquired by it to show that the same are subject to IBM Credit's
security interest and immediately   thereafter deliver or cause such chattel
paper and instruments to be delivered to IBM Credit or any agent designated by IBM Credit with appropriate endorsements and assignments to vest title and possession in IBM Credit;

(G) provide to IBM Credit a detailed aging report of its Accounts, which shall include its accounts receivable ledger and its on-line aging of Accounts and any other report listing other Collateral that IBM Credit may reasonably request, in a format acceptable to IBM Credit, no later than the fifteenth
(15th) day of each month and containing information as of the close of business on the last day of the preceding month.


3.10 RIGHTS OF IBM CREDIT. IBM Credit may, without notice to Customer and at any time or times hereafter:

(A) verify with Account debtors or others the validity, amount or any other matter relating to any Account by mail, telephone or other means in the name of Customer or IBM Credit; and

(B) take control in any manner of any cash or non-cash items of payment or proceeds of Accounts and of any rejected, returned, repossessed or stopped in transit goods relating to Accounts.

3.11 RELEASE. Customer releases IBM Credit from any and all claims and causes of action which Customer may now or hereafter have for any loss or damage to it claimed to be caused by or arising from:

(A) any failure of IBM Credit to protect, enforce or collect, in whole or in part, any Account;

(B) IBM Credit's notification to any Account debtors thereon of IBM Credit's security interest in any of the Accounts;


(C) IBM Credit's directing any Account debtor to pay any sum owing to Customer directly to IBM Credit; and

(D) any other act or omission to act on the part of IBM Credit, its officers, agents or employees, except for its gross negligence or willful misconduct.

IBM Credit shall have no obligation to preserve rights to Accounts against prior parties.

3.12 ADDITIONAL REQUIREMENTS. Customer agrees to comply with the requirements set forth in Attachment A to this Agreement.

3.13 AUDIT. Customer shall at all times permit IBM Credit (or any person designated by it) upon reasonable notice demand, during Customer's usual business hours, to have access to audit, examine and check the Collateral, Customer's other assets and any and all of Customer's books, records, files and business procedures and practices, and permit the copying of the same and the making of abstracts therefrom.

       4.  SECURITY - COLLATERAL

4.1 GRANT. To secure Customer's payment and performance of the Obligations and to secure Customer's prompt, full and faithful performance and observance of all of the provisions under this Agreement and the Other Agreements, Customer hereby grants IBM Credit a security interest in all of Customer's right, title and interest in and to the following, whether now owned or hereafter acquired or existing and wherever located:

(A) all inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

(B) all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, and all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the same;

(C) all intellectual property and trade secrets, including, without limitation,

       (i) all patents, patent applications and patentable inventions and (1) the inventions and improvements described and claimed therein (2) any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term thereof or the terms for which the same may be granted; (3) all rights to income, royalties, profits, awards, damages and other rights relating to said patents, applications and inventions, including the right to sue for past, present and future infringement; and (4) any other rights and benefits relating to said patents, applications and inventions including any rights as a licensor or licensee of said patents, applications and inventions (the "Patents");

       (ii) all trademarks, trademark registrations, trademark applications, service marks, service mark registrations and service mark applications, trade names, tradestyles, and the goodwill underlying those trademarks and service marks and (1) any similar marks or amendments, modifications and renewals thereof and the goodwill represented by those and any legal equivalent in a foreign country for the full term or terms for which the same may be granted;
(2) all rights to income, royalties, profits, damages and other rights relating to said trademarks and service marks including the right to sue for past, present or future infringement; and (3) any other rights and benefits relating to said trademarks and service marks including any rights as a licensor or licensee of said trademark and service mark (the "Trademarks");

       (iii) all copyrights, copyright registrations and copyright applications, including without limitation those copyrights for computer programs, computer databases, flow diagrams, source codes and object codes, computer software, technical knowledge and processes, formal or informal licensing arrangements, and all property embodying or incorporating such copyrights and (1) any similar rights or amendments, modifications and renewals thereof and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (2) all rights to income, royalties, profits, damages and other rights relating to said copyrights including the right to sue for past, present and future infringement; and (3) any other rights and benefits relating to said copyrights (the "Copyrights");

(D)    all substitutions and replacements for all of the foregoing;

(E)    all books and records pertaining to any of the foregoing: and

(F) all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

All of the above assets are hereinafter collectively referred to as "Collateral."

Customer covenants and agrees with IBM Credit that: (a) the security interest granted under this Agreement is in addition to any other security interest from time to time held by IBM Credit; (b) IBM Credit may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral; and (c) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of Customer to IBM Credit pursuant to this Agreement and the Other Agreements.

4.2 INSTRUMENTS. Customer shall execute and deliver, or cause to be executed and delivered, to IBM Credit at such time or times as IBM Credit may request, all financing statements, continuation statements, security agreements, assignments, certificates, certificates of title, applications for vehicle titles, affidavits, reports, notices, schedules of accounts, and other documents, instruments, agreements and other papers, and take any other action, that IBM Credit may deem desirable to create, confirm, perfect or maintain perfected IBM Credit's security interest in the Collateral. Customer shall make appropriate entries on its books and records disclosing IBM Credit's security interest in the Collateral.




                              5.  CONDITIONS PRECEDENT

5.1  CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT.    The
effectiveness of this Agreement is subject to the satisfaction of, or waiver by IBM Credit of, IBM Credit's receipt of the following and each of the following being in full force and effect:

(A)    this Agreement  executed and delivered by Customer and IBM Credit;

(B)    the Note executed and delivered by Customer;

(C) (i) copies of the resolutions of the Board of Directors of Customer certified by the secretary or assistant secretary of Customer authorizing the execution, delivery and performance of this Agreement and each Other Agreement executed and delivered in connection herewith, (ii) a certificate of the secretary or an assistant secretary of Customer in form and substance satisfactory to IBM Credit, certifying the names and true signatures of the officers of Customer authorized to sign this Agreement and the Other Agreements and (iii) copies of the articles of incorporation and by-laws of Customer certified by the secretary or assistant secretary of Customer;

(D) certificates dated as of a recent date from the Secretary of State or other appropriate authority evidencing the good standing of Customer in the jurisdiction of its organization and in each other jurisdiction where the ownership or lease of its property or the conduct of its business requires it to qualify to do business;

(E) copies of all approvals and consents from any Person in each case in form and substance satisfactory to IBM Credit, which are required to enable Customer to authorize, or required in connection with, (i) the execution, delivery or performance of this Agreement and each of the Other Agreements and
(ii) the legality, validity, binding effect or enforceability of this Agreement and each of the Other Agreements;

(F) a lockbox agreement executed by Customer and its Bank, in form and substance satisfactory to IBM Credit;

(G) a favorable opinion of counsel for Customer, in form and substance satisfactory to IBM Credit;

(H) the Trademark Security Agreement executed and delivered by Customer substantially in the form annexed hereto as Attachment E;

(I) the Copyright Security Agreement executed and delivered by Customer substantially in the form annexed hereto as Attachment F;

(J) the Patent Security Agreement executed and delivered by Customer; substantially in the form annexed hereto as Attachment G;

(K) UCC-1 Financing Statements for each jurisdiction requested by IBM Credit executed by Customer;

(L) an Acknowledgment of Payment and Termination Agreement executed by Venture Banking Group, a division of Cupertino National Bank ("Venture"), in form and substance satisfactory to IBM Credit;

(M) UCC-3 Termination Statements from Venture terminating any and all security interest which it may have in any of the Collateral and any other documentation required to terminate Venture's security interest in any and all of the Patents, Trademarks and Copyrights;

(N) the Warrant Agreement executed and delivered by Customer substantially in the form annexed hereto as Attachment H;

(O) the First Amendment to the Registration Rights Agreement executed and delivered by Customer, substantially in the form annexed hereto as Attachment I;

(P)    a list of :

       (i) all creditors possessing a security interest or Lien on accounts receivable which creditors shall be required to terminate their UCC filings: and

       (ii) all creditors possessing a security interest or Lien on any of the Collateral which is superior to IBM Credit's security interest in such Collateral; such creditors will be required to execute an Intercreditor Agreement ;

(Q) all such other statements, certificates, documents, instruments, financing statements, agreements and other information with respect to the matters contemplated by this Agreement as IBM Credit shall have reasonably requested, including, but not limited to those specified in Attachment A.

       6.  WARRANTIES, REPRESENTATIONS, AND COVENANTS

6.1 AFFIRMATIVE WARRANTIES, REPRESENTATIONS AND COVENANTS. Except as otherwise specifically provided in any of the Other Agreements or in Schedule A to this Agreement and attached hereto, Customer warrants and represents to and covenants with IBM Credit that:

(A) Each Account is based on an actual and bona fide sale and delivery of goods or rendition of services, made or performed by Customer, in the ordinary course of its business; the Account debtors have accepted such goods or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without any dispute, offset, defense or counterclaim known to Customer and have the ostensible authority to contract; and there are no proceedings or actions known to Customer which are pending or threatened against any Account debtor that might result in any material adverse change in such Account debtor's financial condition;

(B) Customer has and shall at all times have good and valid title to all Collateral free and clear of all liens, security interests, encumbrances and claims of any Person, except for Permitted Liens;

(C) Upon the filing of the UCC financing statements, the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement with appropriate agencies, IBM Credit's security interest in the Collateral is and shall, upon payoff of the borrowings from Venture, at all times constitute a perfected security interest in the Collateral which security interest is not and shall at no time become subordinate or junior to the security interest, lien, encumbrance or claim of any other Person except for Permitted Prior Liens;

(D) Customer is and shall at all times during the term of this Agreement be a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation set forth in the preamble to this Agreement and in Attachment B and qualified and licensed to do business in each state, county, or parish in which the nature of its business or property requires it to be qualified or licensed;

(E) Customer has the right and is duly authorized to enter into this Agreement and the Other Agreements and the execution, delivery and performance of this Agreement and the Other Agreements by the Customer do not and will not violate Customer's certificate of incorporation or by-laws, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Customer or any provisions of any indenture, agreement, document, instrument or undertaking to which Customer is now or hereafter becomes a party or by which it is, may be or hereafter becomes bound;

(F) all financial statements and information relating to Customer which have been or may hereafter be delivered by Customer to IBM Credit are true and correct and have been, and upon delivery will be, prepared in accordance with generally accepted accounting principles and there has been no material adverse change in the financial or business condition of Customer since the submission of any such financial information to IBM Credit;

(H) Customer has registered the Copyright for "NetObjects Fusion" with the U.S, Copyright office and Customer will use its best efforts to register all future works of authorship that may be the subject matter of a copyright;

(I) there are, and shall be, no actions or proceedings pending or threatened against Customer and no change or development involving a prospective change, which in any such case, has had or could reasonably be expected to have a material adverse effect on (i) Customer's business (financial or otherwise),
(ii) the value of the Collateral or the amount which IBM Credit would be likely to receive in the liquidation of such Collateral, (iii) the Customer's ability to perform its Obligations, or (iv) the rights and remedies of IBM Credit under this Agreement or the Other Agreements;

(J) Customer shall maintain all of its properties (business and otherwise) in good condition and repair and pay and discharge all costs of repair and maintenance thereof and all rental and mortgage payments and related charges pertaining thereto;

(K) Customer will use commercially reasonable efforts to collect all Accounts owed;

(L) Customer has duly filed and shall hereafter duly file all federal, state, local and other governmental tax returns which it is required by law to file;

(M) all taxes, levies, assessments and governmental charges of any nature which are or may become due by Customer have been and will be fully paid when due and Customer shall promptly pay when due all such tax liabilities which may hereafter accrue;

(N) Customer shall maintain a system of accounting in accordance with generally accepted accounting principles and ledger and account records which contain such information as may be reasonably requested by IBM Credit;

(O)    Customer shall deliver to IBM Credit:

       (i) within ninety (90) days after the end of each of Customer's fiscal years (except that for fiscal year 1998 Customer shall deliver to IBM Credit within one hundred twenty (120) days after the end of such fiscal year), a reasonably detailed balance sheet and a reasonably detailed profit and loss statement covering Customer's operations for such fiscal year, prepared in accordance with generally accepted accounting principles, audited by an independent certified public accountant satisfactory to IBM Credit and containing an opinion of such public accountant in form and substance satisfactory to IBM Credit,

       (ii) within forty-five (45) days after the end of each of Customer's first three fiscal quarters, Customer shall deliver to IBM Credit a reasonably detailed balance sheet as of the last day of such quarter and profit and loss statement covering Customer's operations for such quarter (subject to normal year-end audit adjustments) prepared in accordance with generally accepted accounting principles,

       (iii) within fifteen (15) days after the end of each calendar month, a collateral management report substantially in the form of Attachment C and as of the last day of such calendar month,

       (iv) within sixty (60) days after the end of Customer's fiscal year, and as reasonably requested by IBM Credit from time to time, pro forma income statement, balance sheet and cash flow statement for the next twelve (12) months or through the then current fiscal year and the following fiscal year,

       (v) within sixty (60) days after the end of Customer's fiscal year, and as reasonably requested by IBM Credit from time to time, a business narrative that at a minimum should include an explanation of how Customer plans to accomplish significant changes in revenue, gross profit margin, expenses, operating profit margin and net profit. The Customer's business strategy, anticipated business climate, and the headcount that will produce the projected financial results shall also be included, and

       (vi) promptly upon the request therefor by IBM Credit, any other report requested by IBM Credit relating to the Collateral or the financial condition of Customer. Each report, statement, or document delivered or caused to be delivered to IBM Credit under this Subsection 6.1 (O) shall be accompanied by the certificate of an authorized officer of Customer to the effect that to the best of such officer's knowledge, after due diligence, the same is complete and correct and thoroughly and accurately presents the financial condition of Customer and that there exists on the date of delivery of said certificate no condition or event which constitutes a Default or Event of Default under this Agreement or any of the Other Agreements;

(P) Customer shall deliver to IBM Credit by January 31, 1997 a guaranty executed by Perseus U.S. Investors, L.L.C. ("Perseus") whereby Perseus guarantees 7.5% of the Obligations.

(Q) Customer shall promptly supply IBM Credit with such other information concerning its affairs as IBM Credit from time to time hereafter may reasonably request.

(R) The address of the principal place of business and chief executive office of Customer is as set forth in Attachment B to this Agreement. The books and records of Customer, and all of its chattel paper and records of Accounts, are maintained at such location. There is no location in which Customer has any assets, equipment or inventory (except for vehicles and inventory in transit for processing) other than those locations identified in Attachment B. There is no location in which Customer has a place of business other than those locations identified in Attachment B pursuant to the preceding sentence and those other locations identified in Attachment B. Attachment B also contains a complete list of the legal names and addresses of each warehouse at which Customer's inventory is stored. All receipts received by Customer from any warehouseman shall state that the goods covered shall be delivered only to Customer. Customer agrees to notify IBM Credit in writing prior to the effective date of any change in the information listed in Attachment B and will use its best efforts to give at least 30 days prior notice of such change but in no case shall such notice be less than five (5) days prior notice of such change.

(S) Customer agrees that it shall give IBM Credit thirty (30) days advance notice prior to any change in Customer's identity, name or form of ownership and will use its best efforts to give IBM Credit prompt notice of a change in management but in no event less than five (5) days prior notice.

(T) Customer, at its sole expense, shall keep and maintain insurance (with companies mutually acceptable to IBM Credit and Customer) with respect to its properties and business against such casualties, contingencies and liabilities (including, without limitation, business interruption insurance) and of such types and in such amounts as are customary in the industries in which Customer is engaged, and will furnish to IBM Credit an annual certification from the respective insurers (or their respective agents) of the extent of all insurance maintained by the Customer in accordance with this Section 6.1(S). Each of the insurance policies ("Policies") shall contain an endorsement, in a form satisfactory to IBM Credit, showing loss payable to IBM Credit; upon receipt of proceeds by IBM Credit the same shall be applied on account of Obligations. Customer agrees to instruct each insurer to give IBM Credit, by endorsement upon the Policy issued by it or by independent instruments furnished to IBM Credit, at least ten (10) days' written notice before any Policy shall be altered or canceled and that no act or default of Customer or any other person shall affect the right of IBM Credit to recover under the Policies. Customer hereby directs all insurers under the Policies to pay all proceeds directly to IBM Credit. Without limiting the generality of the foregoing, Customer shall keep and maintain, at its sole expense, the Collateral insured for an amount not less than the amount set forth in writing by IBM Credit from time to time against all loss or damage under an "all risk" Policy with companies mutually acceptable to IBM Credit and Customer, with a lender's loss payable endorsement or mortgagee clause in form and substance reasonably satisfactory to IBM Credit designating that any loss payable thereunder with respect to such Collateral shall be
payable to IBM Credit.   If Customer fails to pay any cost, charges or premiums,
or if Customer fails to insure the Collateral, IBM Credit may pay such costs, charges or premiums. Any amounts paid by IBM Credit hereunder shall be considered an additional debt owed by Customer to IBM Credit and are due and payable immediately upon receipt of an invoice by IBM Credit.

(U) Customer shall advise IBM Credit of the commencement or institution of legal proceedings filed against the Customer subsequent to the execution of this Agreement before any court, administrative board or tribunal which, in the event of an adverse decision to Customer, could have a material adverse effect on the Customer's condition (financial or otherwise), operations, properties or prospects or the Customer's ability to perform its Obligations or the rights and remedies of IBM Credit under this Agreement and the Other Agreements.

(V) Customer acknowledges and agrees that Customer shall comply with the financial covenants and other covenants set forth in the attachments, exhibits and other addenda incorporated herein and made a part of this Agreement.

(W) Customer agrees that IBM Credit reserves the right to, on a quarterly basis, adjust the financial covenant pertaining to Net Profit after Tax or add a financial covenant.

(X) At any time and from time to time, upon the request of IBM Credit, and at the sole expense of Customer, Customer will promptly and duly execute and deliver such further instruments and documents and take such further action as IBM Credit may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests granted herein and the payment of any and all recording taxes and filing fees in connection therewith and the execution or filing of any instrument statement, document or agreement required under any statute with respect to the security interest granted to IBM Credit in any of Customer's intellectual property.

6.2 NEGATIVE COVENANTS. Customer agrees with IBM Credit that Customer will not at any time (without IBM Credit's express prior written consent):

(A) other than in the ordinary course of its business, sell, lease or otherwise dispose of or transfer any of its assets;

(B)    merge or consolidate with another corporation;

(C)    acquire any other corporation;

(D) enter into any transaction not in the usual course of its business which might in any material way adversely affect the ability of Customer to repay the Obligations;

(E) guarantee or indemnify or otherwise become in any way liable with respect to the obligations of any person, except by endorsement of instruments or items of payment for deposit to the general account of Customer or which are transmitted or turned over to IBM Credit on account of the Obligations;

(F) redeem, retire, purchase or otherwise acquire, directly or indirectly, any material portion of Customer's capital stock, except for repurchases of stock from employees and conversion of convertible securities pursuant to agreements or Customer's certificate of incorporation provided such exception for repurchases or stock and/or conversion of convertible securities does not cause Customer to violate any financial covenants contained in this Agreement or could reasonably be expected to have a Material Adverse Effect;

(G) make any change in Customer's capital structure or in any of its business objectives, purposes or operations which might in any way materially adversely affect the ability of Customer to repay the Obligations;

(H) other than in the ordinary course of its business, make any distribution of Customer's property or assets provided that Customer shall not make any such distribution in the ordinary course of its business if such distribution shall cause Customer to violate any financial covenants contained in this Agreement or could reasonably be expected to have a Material Adverse Effect;

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(I)    incur any debts outside of the ordinary course of Customer's business except renewals or extensions of existing debts and interest thereon;

(J) make any loans, advances, contributions or payments of money or goods to any subsidiary, affiliated or parent corporation or to any officer, director or stockholder of Customer or of any such corporation including, without limitation, paying any dividend on or making any payment on account of any capital stock of Customer or indebtedness of Customer to any of the foregoing (except for compensation for personal services actually rendered in an amount not to exceed that available on an arms length basis) and advances for expenses incurred in the ordinary course of Customer's business in accordance with Customer's standard policies; and

(K) directly or indirectly mortgage, assign, pledge, transfer, create, incur, assume, permit to exist or otherwise permit any lien or judgment to exist on any of its property, assets, revenues or goods, whether real, personal or mixed, whether now owned or hereafter acquired, except for Permitted Liens.

       7.  DEFAULT

7.1 DEFINITION. Any one or more of the following events shall constitute an event of default ("Event of Default") by Customer under this Agreement and the Other Agreements:

(A) Customer or any Guarantor breaches any term, provision, condition or covenant contained in this Agreement, in any of the Other Agreements or any guaranty;

(B) Any warranty, representation, statement, report, or certificate made or delivered by Customer or any of its officers, employees, or agents or by any Guarantor to IBM Credit is not true and correct;

(C) Customer fails to immediately pay any of the Obligations when due and payable or declared to be due and payable;

(D) IBM Credit shall determine that it is insecure with respect to any of the Collateral or the repayment of any part of the Obligations;

(E) Customer attempts to or shall sell, transfer, convey, exchange, assign, mortgage, pledge, charge, grant a security interest in or otherwise dispose of or in any way part with the possession of the Collateral, other than in the ordinary course of business or as otherwise permitted under this Agreement;

(F) Customer removes, other than by sale to the extent allowed under this Agreement, any part of the Collateral from any of Customer's locations specified in Attachment B to this Agreement;

(G)    Customer abandons the Collateral or any part thereof;

(H) Any judgment is entered against Customer and such judgment is not satisfied, dismissed, stayed or superseded by bond within thirty (30) days after the date of entry thereof (and in the event of a stay or supersedeas bond such judgment is not discharged within 30 days after termination of such stay or bond);

(I) There issues a Warrant of Distress for Rent or Taxes with respect to any premises occupied by Customer in or upon which the Collateral, or any part thereof, may at any time be situated;

(J) Customer suffers or permits the Collateral to be seized or taken in execution without the consent of IBM Credit;

(K) Customer fails to insure or keep insured the Collateral within the provisions of this Agreement;

(L)    Customer suspends business;

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

(M) (i) Customer shall become insolvent or generally fail to pay, or shall admit its inability or refusal to pay its debts as they become due;

       (ii) Customer shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for Customer or for its properties, assets, business or undertakings;

       (iii) any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, shall be commenced in respect to Customer; or

       (iv) Customer shall take any action to authorize, or in the furtherance of, any of the foregoing;

(N) Any guaranty of any or all of the Customer's Obligations executed by any Guarantor in favor of IBM Credit shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or the validity or enforceability thereof shall be contested or denied by any Guarantor, or any Guarantor shall deny that it, he or she has any further liability or obligation thereunder or any Guarantor shall fail to comply with or observe any of the terms, provisions or conditions contained in said Guaranty;

(O) Any event shall occur or condition shall exist under any agreement or instrument relating to any debt of the Customer and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such nonpayment, other condition or conditions is to accelerate, or permit the acceleration of the maturity of such debt, for any reason whatsoever;

(P)    Customer is in default under the terms of any of the Other Agreements;
or

(Q) IBM revokes, cancels or terminates the IBM Indemnification or notifies IBM Credit of such revocation, cancellation or termination.

7.2 RIGHTS OF IBM CREDIT. Upon the occurrence and during the continuance of any Event of Default, IBM Credit may:

(A) declare all or any of the Obligations immediately due and payable together with all court costs and all costs and expenses of repossession and collection activity, including, but not limited to, reasonable attorney's fees without presentment, demand, protest, or any other action or obligation of IBM Credit provided that upon the occurrence of any Event of Default set forth in
Section 7.1(M) all of the Obligations shall automatically become immediately due and payable together with all such costs and expenses without the necessity of any notice or other demand;

(B)    terminate the Line of Credit;

(C) exercise any or all of the rights accruing to a secured party upon default by a debtor under the Uniform Commercial Code and any other applicable laws;

(D) sell, lease or otherwise dispose of the Collateral at public or private sale;

(E) at its sole election and without demand enter, with or without process of law, any premises where Collateral might be and, without charge or liability to IBM Credit therefor, do one or more of the following:

       (i) take possession of the Collateral and use or store it in said premises or remove it to such other place or places as IBM Credit may deem convenient;

       (ii) take possession of all or part of such premises and the Collateral and place a custodian in the exclusive control thereof until completion of enforcement, under the UCC or other applicable law, of IBM Credit's security interest in the Collateral or until IBM Credit's removal of the Collateral to such other place or places as IBM Credit may deem convenient;

       (iii) remain on such premises and use the same, together with Customer's materials, supplies, books and records, for the purpose of liquidating or collecting such Collateral and conducting and preparing for disposition of such Collateral;

       (iv) remove the same to such place or places as IBM Credit may deem convenient for the purpose of IBM Credit's using the same in connection with IBM Credit's liquidation and collection of such Collateral and to conduct and prepare for the disposition of such Collateral (and Customer grants IBM Credit a security interest in all Customer's contract-related material, supplies, books, and records for such purpose as those described above); and

(F) convert all or part of the then current Outstanding Advances to shares of Customer's Series E Preferred Stock as provided in the Note.


7.3 CUSTOMER'S OBLIGATIONS. Upon the occurrence and during the continuance of an Event of Default, Customer shall, if IBM Credit requests, assemble the Collateral and make it available to IBM Credit at a place or places to be designated by IBM Credit. Customer recognizes that if Customer fails to perform, observe or discharge any of its Obligations under this Agreement or the Other Agreements no remedy at law will provide adequate relief to IBM Credit; therefore, Customer agrees that IBM Credit shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. All of IBM Credit's rights and remedies granted under this Agreement and Other Agreements are cumulative and non- exclusive.

7.4 WAIVER. Upon the occurrence and during the continuance of an Event of Default, Customer waives and releases: any and all claims and causes of action which it may now or ever have against IBM Credit as a result of any possession, repossession, collection or sale by IBM Credit of any of the Collateral, notwithstanding the effect of such possession, repossession, collection or sale upon Customer's business; all rights of redemption from any such sale; and the benefit of all valuation, appraisal and exemption laws. IBM Credit's only obligation in respect to its repossession, collection or sale of any Collateral is to act in a commercially reasonable manner. If IBM Credit seeks to take possession of any of the Collateral by replevin or other court process Customer hereby irrevocably waives any bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession and any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof.

       8.  MISCELLANEOUS

8.1 TERMINATION. This Agreement shall expire on the second anniversary of the date of the execution and delivery by Customer of this Agreement. Unless earlier terminated, this Agreement may be terminated by Customer at any time by the giving of written notice of such termination by registered mail or certified mail addressed to IBM Credit at the address provided for in this Agreement. Termination shall be effective on the date specified in the written notification (the "Effective Date of Termination") which date shall be no less than thirty
(30) days from the date the written notification is received by IBM Credit. Customer shall not be relieved from any Obligations to IBM Credit until such time as all of the Obligations of Customer shall have been indefeasibly paid in full. Upon the termination of this Agreement by IBM Credit or Customer, all of Customer's Obligations incurred under this Agreement shall be immediately due and payable in their entirety, even if they are not yet due under their terms, on the Effective Date of Termination. IBM Credit's rights under this Agreement and IBM Credit's security interest in the Collateral shall continue after termination of this Agreement until all of Customer's Obligations to IBM Credit are indefeasibly paid in full. The covenants, warranties and representations of this Agreement shall survive termination of the Agreement.

8.2 COLLECTION. Customer agrees that checks and other instruments delivered to IBM Credit on account of Customer's Obligations shall constitute conditional payment until such items are actually paid to IBM Credit. Customer waives the right to direct the application of any and all payments hereafter received by

IBM Credit on account of Customer's Obligations. Customer agrees that IBM Credit shall have the continuing exclusive right to apply and reapply any such payments in such manner as IBM Credit may deem advisable notwithstanding any entry by IBM Credit upon any of its books and records.

8.3  DEMAND, ETC.  Customer waives to the extent permitted by law:

(A)  demand, protest and all notices of protest, default or  dishonor;

(B)  all notices of payment and non-payment;

(C)  all notices required by law; and

(D) except as otherwise specifically provided for in this Agreement, all notices of default, non-payment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guarantees at any time held by IBM Credit on which Customer may, in any way, be liable and Customer hereby ratifies and confirms whatever IBM Credit may do in that regard.

8.4 ADDITIONAL OBLIGATIONS. (A) IBM Credit, without waiving or releasing any Obligation or Default of Customer, may perform any Obligations of Customer that Customer shall fail to perform. IBM Credit may, at any time or times hereafter, but shall be under no obligation so to do, pay, acquire or accept any assignment of any security interest, lien, encumbrance or claim against the Collateral asserted by any person. All sums paid by IBM Credit in performing in satisfaction or on account of the foregoing and any expenses, including reasonable attorney's fees, court costs, and other charges relating thereto, shall be a part of the Obligations, payable on demand and secured by the Collateral.

(B) Following the execution of this Agreement, Customer will use its best efforts to file a Certificate of Amendment to its Certificate of Incorporation to increase the number of authorized shares (if such increase is required) of
(i) Series E Preferred Stock to a number sufficient to effect the conversion of the then current Outstanding Advances to Series E Preferred Stock as provided in
Section 7.2(F) of this Agreement and (ii) Series F Preferred Stock purchasable upon IBM Credit's exercise of the Warrant.

8.5  INDEMNIFICATION BY CUSTOMER.   Customer hereby agrees to indemnify and hold
harmless IBM Credit against all loss or liability relating, directly or indirectly, to any of the activities of the Customer or its predecessors in interest, to the execution, delivery or performance of this Agreement or the Other Agreements or the consummation of the transactions contemplated hereby or thereby or to any of the Collateral. Notwithstanding the foregoing, Customer shall not be obligated to indemnify IBM Credit for any loss or liability which is the direct result of IBM Credit's negligence or willful misconduct. The indemnity provided herein shall survive this Agreement.

8.6 INDEMNIFICATION BY IBM. Customer acknowledges that IBM Credit relies on the IBM Indemnification in providing the financial accommodations to Customer hereunder.

8.7 ALTERATIONS/WAIVER. In the event that IBM Credit at any time or from time to time dispenses with any one or more of the Obligations specified in this Agreement or any of the Other Agreements, such dispensation may be revoked by IBM Credit at any time and shall not be deemed to constitute a waiver of any such Obligation subsequent thereto. IBM Credit's failure at any time or times to require strict performance by Customer of any Obligations shall not waive, affect or diminish any right of IBM Credit thereafter to demand strict compliance and performance. Any waiver by IBM Credit of any Default by Customer under this Agreement or any of the Other Agreements shall not waive or affect any other Default by Customer under this Agreement or any of the Other Agreements, whether such Default is prior or subsequent to such other Default and whether of the same or a different type. None of the Obligations of Customer contained in this Agreement or the Other Agreements and no Default by Customer shall be deemed waived by IBM Credit unless such waiver is in writing signed by an authorized representative of IBM Credit and delivered to Customer.

8.8 NOTICES. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) Business Days after deposit in the United States mails, registered or certified return receipt with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback if sent by telecopy, or other similar facsimile transmission, (iii) one Business Day after being deposited with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated in Attachment B or to such other address or number as each party designates to the other in the manner herein prescribed.

8.9 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

8.10 ONE LOAN. All loans and advances heretofore, now or hereafter made by IBM Credit to Customer under this Agreement or the Other Agreements shall constitute one loan secured by IBM Credit's security interests in the Collateral and by all other security interests, liens and encumbrances previously, presently or in the future granted by Customer to IBM Credit or any assignor of IBM Credit.

8.11 ADDITIONAL COLLATERAL. All monies, reserves and proceeds received or collected by IBM Credit with respect to Accounts and other property of Customer in possession of IBM Credit at any time or times hereafter are hereby pledged by Customer to IBM Credit as security for the payment of Customer's Obligations and may be held by IBM Credit (without interest to Customer) until Customer's Obligations are paid in full or applied by IBM Credit on account of Customer's Obligations. IBM Credit may release to Customer such portions of such monies, reserves and proceeds as IBM Credit may from time to time determine, in its sole discretion.

8.12 INITIAL PUBLIC OFFERINGS. In the event that Customer offers shares of the Customer's stock for sale to the public, upon the effective date of the Initial Public Offering (i) all Outstanding Advances shall become due and payable and
(ii) no further advances shall be extended to Customer.

8.13 OFFSETS. Customer hereby waives any right of set-off it may have against IBM Credit.

8.14 LIMITATION OF LIABILITY. IBM Credit shall not have any liability with respect to any special, indirect or consequential damages suffered by Customer in connection with this Agreement, any other Agreement or any claims in any manner related thereto.

8.15  TIME.  Time shall be of the essence hereof.

8.16 ENTIRE AGREEMENT. This Agreement, together with the Other Agreements and any other documents to be delivered pursuant hereto and thereto, constitutes the entire Agreement between the Customer and IBM Credit pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, with respect to the subject matter hereof.

8.17 PARAGRAPH TITLES. The Section titles used in this Agreement and the Other Agreements are for convenience only and do not define or limit the contents of any Section.

8.18 BINDING EFFECT. This Agreement and the Other Agreements shall be binding upon and inure to the benefit of IBM Credit and Customer and their respective successors and assigns but Customer shall have no right to assign this Agreement or any of the Other Agreements without the prior written consent of IBM Credit.

8.19  CONDITIONS TO EFFECTIVENESS.  In addition to those conditions set forth in
Section 5.1, the effectiveness of this Agreement shall be conditioned upon the receipt by IBM Credit of the instruments and other documents specified in Attachment A to this Agreement .

8.20 SUBMISSION BY CUSTOMER. This Agreement and the Other Agreements are submitted by Customer to IBM Credit (for IBM Credit's acceptance or rejection thereof) at IBM Credit's place of business specified in Attachment B of this Agreement, as an offer by Customer to borrow monies from IBM Credit and shall not be binding upon IBM Credit or become effective until and unless accepted in writing by IBM Credit at its said place of business. If so accepted, this Agreement and the Other Agreements shall be deemed to have been made at IBM Credit's said place of business. This Agreement and the Other Agreements and all transactions pursuant thereto shall be governed and controlled as to interpretation, enforcement, validity, construction, effect and in all other respects (including, but not limited to, the legality of the interest charged to Customer pursuant thereto) by the laws, statutes and decisions of the state of IBM Credit's said place of business. Customer, in order to induce IBM Credit to accept this Agreement and the Other Agreements, agrees that all actions or proceedings arising directly or indirectly in connection with this Agreement or the Other Agreements may be litigated, at IBM Credit's sole discretion and election, in courts having situs within the state where IBM Credit's aforesaid place of business is located. Customer hereby consents and submits to the jurisdiction of any local, state or federal court located within such state. Customer hereby waives any right it may have to transfer or change the venue of any litigation brought against it by IBM Credit in accordance with this paragraph.

8.21 JURY TRIAL. CUSTOMER AND IBM CREDIT HEREBY IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING IN WHICH IBM CREDIT AND CUSTOMER ARE PARTIES.

IN WITNESS WHEREOF, the duly authorized representatives of Customer have executed and delivered this Agreement as of the date set forth below.

Date: _______________________________

NetObjects, Inc.

By: _________________________________

Print Name:__________________________

Title:_______________________________


ATTEST: _______________________________      (Secretary)

 ACCEPTED this_________day of___________________, 19__, at IBM Credit's place of business specified at the beginning of this Agreement.



IBM Credit Corporation

By:    _______________________

Print Name: __________________

Title: _______________________

       SECRETARY'S CERTIFICATE

       (Revolving Loan and Security Agreement)

       On I, _______________, do hereby certify that I am the duly elected and acting Secretary of _____________________, a __________ corporation, and as such I am the keeper of the corporate records and seal of said corporation; that the following is a true and correct copy of resolutions duly adopted and ratified by action of the board of directors of said corporation on ______________________, 19__ as ratified and approved by the stockholders of said corporation by action of said stockholders on ___________________, 19__, all in accordance with its by-laws and articles of incorporation and the laws of its jurisdiction of incorporation; and that the same have not been modified, repealed, rescinded or withdrawn, are in full force and effect and do not contravene any provisions of said corporation's articles of incorporation or by-laws:

RESOLVED, that the President, each Vice-President, the Secretary, the Treasurer and each other officer and each agent of this Corporation, or any one or more of them, be and they are hereby authorized and empowered on behalf of this corporation: to obtain from IBM Credit Corporation ("IBM Credit") loans in such amounts and on such terms and conditions as such officers deem proper; to execute notes and other evidences of this corporation's indebtedness with respect thereto; to enter into financing and other agreements with IBM Credit relating to the terms and conditions upon which any such loans may be obtained and the security to be furnished by this corporation therefore; from time to time to modify, supplement or amend any such agreements, any such terms or conditions and any such security; from time to time to pledge, assign, guaranty, mortgage, consign, grant security interest in and otherwise transfer to IBM Credit as collateral security for any and all debts and obligations of this corporation to IBM Credit, whenever and however arising, any and all accounts and other forms of obligations, receivables, choses in action, inventory, warehouse receipts, machinery, equipment, land, buildings and other real, personal or fixed property, tangible or intangible, now or hereafter belonging to or acquired by this corporation; for said purposes to execute and deliver any and all assignments, schedules, transfers, endorsements, contracts, debentures, guarantees, agreements, designations, consignments, deeds of trust, mortgages, instruments of pledge or other instruments in respect thereof and to make remittances and payments in respect thereof by checks, drafts or otherwise; and to do and perform all other acts and things deemed by such officer or agent necessary, convenient or proper to carry out any of the foregoing; hereby ratifying, approving and confirming all that any said officers and agents have done or may do in the premises.

       (Revolving Loan and Security Agreement)

I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

PRESIDENT:

___________________________________ (Print Name)

___________________________________ (Signature)

VICE-PRESIDENT:

___________________________________ (Print Name)

___________________________________ (Signature)


SECRETARY: ________________________

___________________________________ (Print Name)

___________________________________ (Signature)

TREASURER:

___________________________________ (Print Name)

___________________________________ (Signature)

AGENT:

___________________________________ (Print Name)

___________________________________ (Signature)

Witness my hand and seal of said corporation this _____ day of ____________________, 19___. (Attach corporate seal here)

     ___________________________________        (Secretary of said corporation)

                                                    [RFC Letterhead]

NetObjects, Inc.
602 Galveston Drive
Redwood City, CA 94063
Attention:  Mr. Ernest J. Cicogna

       Ref: Revolving Loan and Security Agreement by and between NetObjects, Inc. ("Customer") and IBM Credit Corporation ("IBM Credit") and dated December 23, 1997 (the "Agreement")

Dear Mr. Cicogna:

       IBM Credit hereby waives the requirement, specified in Section 6.1(P) of the Agreement, that the Customer shall cause a guaranty to be executed by Perseus U.S. Investors, L.L.C. ("Perseus") whereby Perseus guarantees 7.5% of the Obligations.

       Please sign below indicating your acceptance and agreement with this waiver.

IBM CREDIT CORPORATION

By: _______________________

Title: ______________________

Agreed and Accepted:

NETOBJECTS, INC.

By: ________________________

Title: _______________________

Date: _______________________

                                  ATTACHMENT D
                                       TO
                      REVOLVING LOAN AND SECURITY AGREEMENT
                                 BY AND BETWEEN
                   IBM CREDIT CORPORATION AND NETOBJECTS, INC.
                             DATED: DECEMBER __, 1997

CONVERTIBLE REVOLVING CREDIT NOTE



$15,000,000.00 White Plains, New York
December __, 1997

FOR VALUE RECEIVED, NETOBJECTS, INC., a Delaware corporation (the Company), HEREBY PROMISES to pay to the order of IBM Credit Corporation (IBM Credit), at its office at 5000 Executive Parkway Suite 450, San Ramon, CA 94583 on the maturity dates set forth in the Loan Agreement (as defined below), the aggregate unpaid principal amount of all outstanding borrowings by the Company from IBM Credit pursuant to Section 2 of the Revolving Loan and Security Agreement (the "Loan Agreement") dated as of December __, 1997, between the Company and IBM Credit, all in lawful money of the United States of America in immediately available funds, together with interest thereon, in like money, at such office, calculated in accordance with Section 2.1.1 of the Agreement.

Principal and interest on the aggregate unpaid principal amount of all outstanding borrowings by the Company from IBM Credit pursuant to Section 2 of the Loan Agreement may be prepaid without penalty by the Company at any time.

The Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by IBM Credit of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this Note and all payments of the principal hereof and interest hereon on the respective dates thereof shall be endorsed by IBM Credit on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof; PROVIDED, HOWEVER, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Company to make payments of principal and interest in accordance with the terms of this Note.

This Note is the Revolving Credit Note referred to in the Loan Agreement which, among other things, contains provisions relating to non-payment of principal or interest, notice, events of default, acceleration of the maturity hereof upon the happening of certain events all upon the terms and conditions therein specified. The provisions of the Agreement relating to this Note are incorporated herein by reference. Any capitalized terms used but not defined herein shall have the meaning ascribed to it in the Loan Agreement. This Note shall be governed by and construed in all respects in accordance with the internal laws of the State of New York without regard to the conflict of law principles of such State.

CONVERSION UPON DEFAULT. IBM Credit shall have the right, at the option of IBM Credit, at any time, in whole or in part, upon an Event of Default, to convert, subject to the terms and provisions hereof, the unpaid balance of this Note or any portion thereof into fully paid and nonassessable shares of the Company's Series E Preferred Stock ("Preferred Stock"), at the amount thereof per share of Preferred Stock equal to the then current Conversion Price (as defined below). IBM Credit may exercise its Conversion Rights (as defined below) by delivering to the Company at least ten (10) days in advance of the proposed conversion a written notice (a Conversion Notice) of its election to convert this Note on the date and subject to the conditions set forth in such Conversion Notice.

On the date specified, or determined as provided, in a Conversion Notice, the Company shall deliver or cause to be delivered to, or upon the written order of, IBM Credit (i) certificates representing the number of fully paid and unassessable shares of Preferred Stock into which this Note, or such portion thereof, is to be converted, registered in the name or names specified in the Conversion Notice in accordance with the provisions hereof, (ii) in the case of a partial conversion of this Note, a replacement Convertible Promissory Note with the same terms as this Note but in an amount equal to the unconverted portion of this Note, and (iii) if applicable, the securities, evidences of indebtedness, assets, options or rights (or, in the case of a partial conversion, a proportionate amount thereof) required to be delivered to IBM Credit on conversion of this Note by Section (c) hereof.

IBM Credit shall have conversion rights as follows (the Conversion Rights):

(a) RIGHT TO CONVERT. This Note shall be convertible, at the option of IBM Credit, at any time, in whole or in part, into such number of fully paid and nonassessable shares of Preferred Stock (upon an Event of Default) as is determined by dividing the portion of the unpaid balance of this Note to be so applied by the per share amount equal to the lesser of (i) $1.1131258 and
(ii) the price determined by an independent party mutually satisfactory to IBM Credit and the Company to be the fair market value price for a share of Preferred Stock at the time of such conversion determined without regard to the consequences of the default, in particular the effects of foreclosure on the Collateral (the "Conversion Price"); provided, however, that the Conversion Price shall not be less than $1.1131258 per share unless the Event of Default is caused by the Company's non-payment of any amounts due under the Note or, any action of the Company that materially impedes payment of the Note to IBM Credit and such Event of Default is not cured within the earlier of (i) twenty (20) days after written notice of the Event of Default is given to the Company and (2) twenty-five (25) days from the date the Event of Default occurred.

(b) CONVERSION PRICE ADJUSTMENTS. The Conversion Price shall be subject to adjustment from time to time as follows:

(i) In the event the Company should at any time or from time to time after the issuance of this Note fix a record date for the effectuation of a split or subdivision of the outstanding shares of Preferred Stock or the determination of holders of Preferred Stock entitled to receive a dividend or other distribution payable in additional shares of Preferred Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Preferred Stock (hereinafter referred to as Stock Equivalents) without payment of any consideration by such holder for the additional shares of Preferred Stock or the Stock Equivalents (including the additional shares of Preferred Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Preferred Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

(ii) If the number of shares of Preferred Stock outstanding at any time after the issuance of this Note is decreased by a combination of the outstanding shares of Preferred Stock then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Preferred Stock issuable upon conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

(c) RECAPITALIZATIONS; CERTAIN OTHER TRANSACTIONS. If at any time or from time to time there shall be a recapitalization of the Preferred Stock (other than a subdivision or combination provided for above), provision shall be made so that IBM Credit shall thereafter be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property of the Company or otherwise to which a holder of Preferred Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Note with respect to the rights of IBM Credit after the recapitalization to the end that the provisions hereof (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of this Note) shall be applicable after that event as nearly equivalent as may be practicable.

(d) NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of IBM Credit against impairment.

(e) NO FRACTIONAL SHARES; CERTIFICATE AS TO ADJUSTMENTS. No fractional shares shall be issued upon conversion of this Note, and the number of shares of Preferred Stock to be issued shall be rounded to the nearest whole share. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to the terms hereof, the Company shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to IBM Credit a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of IBM Credit, furnish or cause to be furnished to IBM Credit a like certificate setting forth (A) such adjustments and readjustments, (B) the Conversion Price at the time in effect, and (C) the number of shares of Preferred Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Note.

(f) NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to IBM Credit, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right; and the amount and character of such dividend, distribution or right.

(g) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Preferred Stock , solely for the purpose of effecting the conversion of this Note, such number of its shares of Preferred Stock as shall from time to time be sufficient to effect the conversion of this Note and such number of shares of Stock into which the Preferred Stock is convertible; and if at any time the number of authorized but unissued shares of Preferred Stock shall not be sufficient to effect the conversion of this Note, in addition to such other remedies as shall be available to IBM Credit, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Preferred Stock and Common Stock to such number of shares as shall be sufficient for such purposes.

(h) TAXES. The Company will pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Preferred Stock upon conversion of this Note.

IN WITNESS WHEREOF, this Convertible Revolving Credit Note has been duly executed on behalf of the Company on and as of the day and year first above mentioned.

NETOBJECTS, INC.


by:___________________________
   Name:
   Title:




NETOBJECTS, INC.


by: ___________________________
    Name:
    Title:




[Corporate Seal]

Attest:

by: ______________________
    Name:
    Title:

                                    ATTACHMENT E
to the Revolving Loan and Security Agreement dated December __, 1997 by and between IBM Credit Corporation and NetObjects, Inc.


     TRADEMARK SECURITY AGREEMENT

     (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
     APPLICATIONS AND TRADEMARK LICENSES)


     WHEREAS, NetObjects, Inc. (NetObjects) owns the Trademark Collateral (as defined below) listed on Schedule A annexed hereto;

     WHEREAS, NetObjects and IBM Credit Corporation (IBM Credit) are parties to a Revolving Loan and Security Agreement dated as of December __, 1997 (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing, subject to its terms and conditions, for extensions of credit to be made by IBM Credit (through the making of loans and advances) to NetObjects.

     WHEREAS, pursuant to the terms of the Loan Agreement, NetObjects has granted to IBM Credit a security interest in substantially all the assets of NetObjects including all right, title and interest of NetObjects in, to and under all NetObjects Trademark Collateral, whether presently existing or hereafter arising or acquired, and all products and proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Trademark Collateral, to secure the payment of all amounts owing by NetObjects under the Loan Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF SECURITY INTEREST. NetObjects does hereby grant to IBM Credit a continuing security interest in all of NetObjects right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the Trademark Collateral), whether presently existing or hereafter arising or acquired and wherever located:

                    each trademark, trademark registration, trademark application, service mark, service mark registration and service mark application, trade name and tradestyles referred to in Schedule A annexed hereto, and the goodwill underlying those trademarks and service marks and (i) any similar marks or amendments, modifications and renewals thereof and the goodwill represented by those and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, royalties, profits, damages and other rights relating to said trademarks and service marks including the right to sue for past, present or future infringement;
     (iii)
     any other rights and benefits relating to said trademarks and service marks including any rights as a licensor or licensee of said trademark and service mark; (iv) all books and records pertaining to any of the foregoing; and (v) all proceeds, substitutions and replacements for all of the foregoing.

2. PRESERVATION OF COLLATERAL. (a) The Company agrees, at its own expense, to use reasonable efforts to preserve all Trademark Collateral.

               (b) The Company shall not sell or assign (by operation of law or otherwise) or create or suffer to exist any lien, security interest, or other charge or incumbrance on or with respect to any Trademark Collateral to secure the indebtedness of any person, except as permitted pursuant to the Loan Agreement.

3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

               (a) The Company is not aware of any proceeding (other than application proceedings) in the United States Patent and Trademark office or any state or federal court regarding the Companys claim of ownership in any Trademark Collateral; and

               (b) To the best of the Company's knowledge, the Company is the sole owner of all right, title and interest in and to all Trademark Collateral, free and clear of any liens, assignments, mortgages, security interest, charges or encumbrances excluding any applicable trademark license agreements and except for Permitted Liens as defined in the Loan Agreement.

4. FURTHER ASSURANCES. (a) The Company authorizes IBM Credit to record this Trademark Security Agreement, or an excerpt thereof, in the United States Patent and Trademark Office and to take all other steps as are reasonably necessary to perfect the security interest granted herein.

               (b) The Company will execute such further documents as may be reasonably necessary for IBM Credit to perfect the security interest granted herein.

               (c) The Company will furnish to IBM Credit, from time to time, upon the reasonable request of IBM Credit, summaries in the form of EXHIBIT A hereto, identifying all Trademark Collateral owned by the Company.

5. LOAN AGREEMENT. This security interest is granted in conjunction with the security interests granted to IBM Credit pursuant to the Loan Agreement. NetObjects and IBM Credit acknowledge and agree that the rights and obligations of NetObjects and IBM Credit with respect to the Trademark Collateral are as set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent of any inconsistency between the terms and provisions of the Loan Agreement and the terms and provisions of this Trademark Security Agreement, the terms and provisions of the Loan Agreement shall control.

     IN WITNESS WHEREOF, NetObjects has caused this Trademark Security
Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of December, 1997.


                              NETOBJECTS, INC.


                              By: ______________________________
                                   Name:
                                   Title:


Acknowledged:

IBM CREDIT CORPORATION


By:  ________________________
     Name:
     Title:

STATE OF __________________   )
                              ):   ss:
COUNTY OF _________________   )




     On the ___ day of December, 1997 before me personally came _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person described in and who executed the Trademark Security Agreement dated December __, 1997 as ____________________________ of NetObjects, Inc. who being by me duly sworn, acknowledged to me that he is ______________ _________________________________
of NetObjects, Inc., and that he executed the foregoing instrument in his authorized capacity and that by his signature on the instrument the entity upon behalf of which he acted executed the instrument.





                                   ______________________________
                                   Notary Public



Notary Public, State of California



          [SEAL]

                                    SCHEDULE A
                                         TO
                            TRADEMARK SECURITY AGREEMENT


                              TRADEMARK STATUS REPORT
                                (NOVEMBER 18, 1997)

                  U.S. APPLICATIONS

                      Mark:               NETOBJECTS
                      Filing Date:        December 1 1, 1 99 5
                      Appl. No.:          75/030,214
                      Class:              42
                      Our File:           35392.9
                      Status:             Abandoned

                      Mark:               NETOBJECTS
                      Filing Date:        December 1 1, 1 995
                      Appl. No.:          75/030,215
                      Class:              9
                      Our File:           35392.8
                      Status:             Statement of Use filed and accepted.

                      Mark:               SITEPRODUCER
                      Filing Date:        April 3, 1996
                      Appl. No.:          75/083,235
                      Class:              9
                      Our File:           35392.4
                      Status:             Notice of Allowance issued; SOU/2nd
                                          EXT. due March 11, 1998.

                      Mark:               SITEPUBLISHER
                      Filing Date:        April 3, 1 996
                      Appl. No.:          75/083,268
                      Class:              9
                      Our File:           35392.5
                      Status:             Notice of Allowance issued; SOU/2nd
                                          EXT. due February 25, 1998.

                      Mark:               NETOBJECTS FUSION
                      Filing Date:        June 1 7, 1 996
                      Appl. No.:          75/120,255
                      Class:              9
                      Our File:           35392.14
                      Status:             Allaire Corp's request for extension
                                          to oppose granted until December 10,
                                          1997; settlement agreement forwarded
                                          to NetObjects for signature.




                      Mark:            SITESTUDIO

                      Filing Date:        July 1 5, 1 996
                      Appl. No.:          75/134,405
                      Class:              9
                      Our File:           35392.17
                      Status:             Notice of Allowance issued; SOU/2nd
                                          EXT. due February 25, 1998.

                      Mark:               SITESTYLES
                      Filing Date:        July 15, 1996
                      Appl. No:           75/134,406
                      Class:              9
                      Our File:           35392.21
                      Status:             Notice of Allowance issued; Statement
                                          of Use filed.

                      Mark:               STYLEOBJECT
                      Filing Date:        July 15, 1996
                      Appl. No.:          75/134,407
                      Class:              9
                      Our File:           35392.20
                      Status:             Notice of Allowance issued; SOU/EXT.
                                          due December 10. 1997.

                      Mark:               WEBDRAW
                      Filing Date:        July 15, 1996
                      Appl. No.:          75/134,408
                      Class:              9
                      Our File:           35392.19
                      Status:             Notice of Allowance issued; SOU/EXT.
                                          due December 3, 1997.

                      Mark:               PUBLISHSET
                      Filing Date:        July 15, 1996
                      Appl. No.:          75/134,409
                      Class:              9
                      Our File:           35392.18
                      Status:             Notice of Allowance issued; SOU/EXT.
                                          due December 10, 1997.

                      Mark:               FUSION
                      Filing Date:        July 15,1996
                      Appl. No.:          75/134,410
                      Class:              9
                      Our File:           35392.15
                      Status:             Abandoned

                      Mark:               SITEPARTS
                      Filing Date:        July 15,1996
                      Appl. N o.:         75/134,411
                      Class:              9
                      Our File:           35392.16
                      Status:             Notice of Allowance issued; SOU/2nd
                                          EXT. due February 25' 1998.





                      Mark:               PAGEDRAW

                      Regis. Date:        November 18, 1997
                      Regis. N o.:        2,114,827
                      Class:              9
                      Our File:           35392.22
                      Status:             Statement of Use filed and accepted.

                      Mark:               SITEARCHITECT
                      Filing Date:        July 23,1996
                      Appl. No.:          75/138,375
                      Class:              9
                      Our File:           35392.24
                      Status:             Abandoned.

                      Mark:               AUTOSITES
                      Filing Date:        July 23,1996
                      Appl No.:           75/138,376
                      Class:              9
                      Our File:           35392.23
                      Status:             Published.

                      Mark:               WEBREACH
                      Filing Date:        October 25,1996
                      Appl. No.:          75/187,632
                      Class:              41
                      Our File:           35392.47
                      Status:             Response to Office Action filed on
                                          October 14, 1997.

                      Mark:               THE WEB NEEDS YOU
                      Filing Date:        July 25,1997
                      Appl. No.:          75/330,441
                      Class:              9
                      Our File:           35392.62
                      Status:             Priority foreign filing due
                                          January 25. 1998

FOREIGN APPLICATIONS

             CANADA

                      Mark:               NETOBJECTS
                      Appl. No:           81,394
                      Filing Date:        June 5, 1 996
                      Class:              9
                      Our File:           35392.10
                      Status:             Response to Office Action filed

                      Mark:               SlTEPRODUCER
                      Appl. No.           824700
                      Filing Date:        September 30, 1 996
                      Class:              9
                      Our File:           35392.41
                      Status:             Provide certified copy of U.S.
                                          registration by March 29, 1998.

                      Mark:               SITEPUBLISHER

                      Appl. No.:          824701
                      Filing Date:        September 30, 1996
                      Class:              9
                      Our File:           35392.42
                      Status:             Provide certified copy of U.S.
                                          registration by March 29, 1998.

                      Mark:               NETOBJECTS FUSION
                      Appl. No.:          831623
                      Filing Date:        December 13, 1996
                      Class:              9
                      Our File:           35392.52
                      Status:             Response to Office Action filed.

EUROPEAN COMMUNITY

                      Mark:               NETOBJECTS
                      Appl. No.:          297465
                      Filing Date:        June 5, 1 996
                      Class:              9 and 42
                      Our File:           35392. 11
                      Status:             Pending

                      Mark:               SITEPRODUCER
                      Appl. No.:          390856
                      Filing Date:        October 1, 1996
                      Class:              9
                      Our File:           35392.43
                      Status:             Pending.

                      Mark:               SITEPUBLISHER
                      1 Appl. No.:        390815
                      Filing Date:        October 1, 1996
                      Class:              9
                      Our File:           35392.44
                      Status:             Pending.

                      Mark:               NETOBJECTS FUSION
                      Appl. No.:          432922
                      Filing Date:        December 13, 1996
                      Class:              9
                      Our File:           35392.51
                      Status:             Pending

JAPAN

                      Mark:               NETOBJECTS
                      Appl. No.:          8-58668
                      Filing Date:        May 31, 1 996
                      Class:              1
                      Our File:           35392,12
                      Status:             Approved for registration;
                                          registration fee paid.

                      Mark:               NETOBJECTS

                      Appl. No:           8-58669
                      Filing Date:        May 31, 1996
                      Class:              42
                      Our File:           35392.13
                      Status:             Pending

                      Mark:               SITEPRODUCER
                      Appl. No.:          8-110598
                      Filing Date:        October 2, 1996
                      Class:              9
                      Our File:           35392.45
                      Status:             Pending

                      Mark:               SITEPUBLISHER
                      Appl. No.:          8-110599
                      Filing Date:        October 2, 1996
                      Class:              9
                      Our File:           35392.46
                      Status:             Pending

                      Mark:               NETOBJECTS FUSION
                      Appl. No.:          8-124666
                      Filing Date:        November 7, 1996
                      Class:              9
                      Our File:           35392.50
                      Status:             Pending.

TAIWAN

                      Mark:               NETOBJECTS
                      Appl. No.:          85-056072
                      Filing Date:        November 5, 1 996
                      Class:              9
                      Our File:           35392.48
                      Status:             Published.

                      Mark:               NETOBJECTS FUSION
                      Appl. No.:          85-056073
                      Filing Date:        November 5, 1996
                      Class:              9
                      Our File.           35392.49
                      Status:             Response to Office Action filed.

                                ATTACHMENT F

to the Revolving Loan and Security Agreement dated December __, 1997 by and between IBM Credit Corporation and NetObjects, Inc.

     COPYRIGHT SECURITY AGREEMENT


     (COPYRIGHTS, COPYRIGHT APPLICATIONS
     AND COPYRIGHT LICENSES)



     WHEREAS, NetObjects, Inc. (NetObjects) owns the Copyright Collateral (as defined below) listed on Schedule A annexed hereto:

     WHEREAS, NetObjects and IBM Credit Corporation (IBM Credit) are parties to a Revolving Loan and Security Agreement dated as of December __, 1997 (as the same may be amended and in effect from time to time, "the Loan Agreement"), providing, subject to its terms and conditions, for extensions of credit to be made by IBM Credit (through the making of loans and advances) to NetObjects;

     WHEREAS, pursuant to the terms of the Loan Agreement, NetObjects has granted to IBM Credit, a security interest in substantially all the assets of NetObjects including all right, title and interest of NetObjects in, to and under all NetObjects Copyright Collateral whether presently existing or hereafter arising or acquired, and all products and proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyright Collateral, to secure the payment of all amounts owing by NetObjects under the Loan Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF SECURITY INTEREST. NetObjects does hereby grant to IBM Credit a continuing security interest in all of NetObjects right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the Copyright Collateral), whether presently existing or hereafter arising or acquired and wherever located:

               each copyright, copyright registration and copyright applications referred to in Schedule A annexed hereto, including without limitation, those copyrights for computer programs, computer databases, flow diagrams, source codes and object codes, computer software, technical knowledge and processes, formal or informal licensing arrangements, and all property embodying or incorporating such copyrights and (i) any similar rights or amendments, modifications and renewals thereof and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, royalties, profits, damages and other rights relating to said copyrights including the right to sue for past, present and future infringement; (iii) any other rights and benefits relating to said copyrights; (iv) all books and records pertaining to any of the foregoing; and (v) all proceeds, substitutions and replacements for all of the foregoing.

2. PRESERVATION OF COLLATERAL. (a) The Company agrees, at its own expense, to use reasonable efforts to preserve all Copyright Collateral.

               (b) The Company shall not sell or assign (by operation of law or otherwise) or create or suffer to exist any lien, security interest, or other charge or encumbrance on or with respect to any Copyright Collateral to secure the indebtedness of any person, except as permitted pursuant to the Loan Agreement.

3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

               (a) The Company is not aware of any proceeding (other than application proceedings) in the United States Copyright Office or any state or federal court regarding the Companys claim of ownership in any Copyright Collateral; and

               (b) To the best of the Company's knowledge, the Company is the sole owner of all right, title and interest in and to all Copyright Collateral, free and clear of any liens, assignments, mortgages, security interest, charges or encumbrances excluding any applicable copyright license agreements and except for Permitted Liens as defined in the Loan Agreement.

4. FURTHER ASSURANCES. (a) The Company authorizes IBM Credit to record this Copyright Security Agreement, or an excerpt thereof, in the United States Copyright Office and to take all other steps as are reasonably necessary to perfect the security interest granted herein.

               (b) The Company will execute such further documents as may be reasonably necessary for IBM Credit to perfect the security interest granted herein.

               (c) The Company will furnish to IBM Credit, from time to time, upon the reasonable request of IBM Credit, summaries in the form of EXHIBIT A hereto, identifying all Copyright Collateral owned by the Company.

5. LOAN AGREEMENT. This security interest is granted in conjunction with the security interests granted to IBM Credit pursuant to the Loan Agreement. NetObjects and IBM Credit acknowledge and agree that the rights and obligations of NetObjects and IBM Credit with respect to the Copyright Collateral are as set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent of any inconsistency between the terms and provisions of the Loan Agreement and the terms and provisions of this Copyright Security Agreement, the terms and provisions of the Loan Agreement shall control.


Copyright - Net Objects                     2                          12/18/97

     IN WITNESS WHEREOF, NetObjects has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of December, 1997.



                                     NETOBJECTS, INC.


                                     By: ______________________________
                                            Name:
                                            Title:


Acknowledged:

IBM CREDIT CORPORATION


By:  ________________________
     Name:
     Title:


Copyright - Net Objects                     3                          12/18/97

STATE OF __________________   )
                              ):   ss:
COUNTY OF _________________   )




     On the ___ day of December, 1997 before me personally came _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person described in and who executed the Copyright Security Agreement dated December __, 1997 as ____________________________ of NetObjects, Inc. who being by me duly sworn, acknowledged to me that he is ______________ _________________________________ of NetObjects, Inc., and that he executed the foregoing instrument in his authorized capacity and that by his signature on the instrument the entity upon behalf of which he acted executed the instrument.





                                   ______________________________
                                   Notary Public



Notary Public, State of California



          [SEAL]


Copyright - Net Objects                     4                          12/18/97

     SCHEDULE A
     to Copyright Security Agreement






     COPYRIGHTS

Copyright                     Effective Date of                  Registration
Description                   Registration                       Number
-----------------------------------------------------------------------
NetObjects Fusion             12/20/96                           084980397





     COPYRIGHT APPLICATIONS

Copyright                     Application                        Application
Description                   Date                               Number
-----------------------------------------------------------------------
N/A


Copyright - Net Objects                     5                          12/18/97

                                 ATTACHMENT G

to the Revolving Loan and Secutity Agreement dated December __, 1997 by and between IBM Credit Corporation and NetObjects, Inc.

     PATENT SECURITY AGREEMENT


     (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)


     WHEREAS, NetObjects, Inc. (NetObjects) owns the Patent Collateral (as defined below) listed on Schedule A annexed hereto;

     WHEREAS, NetObjects and IBM Credit Corporation (IBM Credit) are parties to a Revolving Loan and Security Agreement dated as of December __, 1997 (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing, subject to its terms and conditions, for extensions of credit to be made by IBM Credit (through the making of loans and advances) to NetObjects;

     WHEREAS, pursuant to the terms of the Loan Agreement, NetObjects has granted to IBM Credit, a security interest in substantially all the assets of NetObjects including all right, title and interest of NetObjects in, to and under all NetObjects Patent Collateral whether presently existing or hereafter arising or acquired, and all products and proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patent Collateral, to secure the payment of all amounts owing by NetObjects under the Loan Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF SECURITY INTEREST. NetObjects does hereby grant to IBM Credit a continuing security interest in all of NetObjects right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the Patent Collateral), whether presently existing or hereafter arising or acquired and wherever located:

               all patents, patent applications and patentable inventions and
     (i) the inventions and improvements described and claimed therein;
     (ii) any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term thereof or the terms for which the same may be granted; (iii) all rights to income, royalties, profits, awards, damages and other rights relating to said patents, applications and inventions, including the right to sue for past, present and future infringement; (iv) any other rights and benefits relating to said patents, applications and inventions including any rights as a licensor or licensee of said patents, applications and inventions; (v) all books and records pertaining to any of the foregoing; and (vi) all proceeds, substitutions and replacements for all of the foregoing.

2. PRESERVATION OF COLLATERAL. (a) The Company agrees, at its own expense, to use reasonable efforts to preserve all Patent Collateral.

               (b) The Company shall not sell or assign (by operation of law or otherwise) or create or suffer to exist any lien, security interest, or other charge or encumbrance on or with respect to any Patent Collateral to secure the indebtedness of any person, except as permitted pursuant to the Loan Agreement.

3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

               (a) The Company is not aware of any proceeding (other than application proceedings) in the United States Patent and Trademark Office or any state or federal court regarding the Companys claim of ownership in any Patent Collateral; and

               (b) To the best of the Company's knowledge, the Company is the sole owner of all right, title and interest in and to all Patent Collateral, free and clear of any liens, assignments, mortgages, security interest, charges or encumbrances excluding any applicable patent license agreements and except for Permitted Liens as defined in the Loan Agreement.

4. FURTHER ASSURANCES. (a) The Company authorizes IBM Credit to record this Patent Security Agreement, or an excerpt thereof, in the United States Patent and Trademark Office and to take all other steps as are reasonably necessary to perfect the security interest granted herein.

               (b) The Company will execute such further documents as may be reasonably necessary for IBM Credit to perfect the security interest granted herein.

               (c) The Company will furnish to IBM Credit, from time to time, upon the reasonable request of IBM Credit, summaries in the form of EXHIBIT A hereto, identifying all Patent Collateral owned by the Company.

5. LOAN AGREEMENT. This security interest is granted in conjunction with the security interests granted to IBM Credit pursuant to the Loan Agreement. NetObjects and IBM Credit acknowledge and agree that the rights and obligations of NetObjects and IBM Credit with respect to the Patent Collateral are as set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent of any inconsistency between the terms and provisions of the Loan Agreement and the terms and provisions of this Patent Security Agreement, the terms and provisions of the Loan Agreement shall control.

     IN WITNESS WHEREOF, NetObjects has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of December, 1997.


                                       NETOBJECTS, INC.


                                       By: ______________________________
                                              Name:
                                              Title:



Acknowledged:

IBM CREDIT CORPORATION


By:  ________________________
     Name:
     Title:


Patent - Net Obj                     2                          12/22/97

STATE OF __________________   )
                              ):   ss:
COUNTY OF _________________   )




     On the ___ day of December, 1997 before me personally came _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person described in and who executed the Patent Security Agreement dated December __, 1997 as ____________________________ of NetObjects, Inc. who being by me duly sworn, acknowledged to me that he is ______________ _________________________________ of NetObjects, Inc., and that he executed the foregoing instrument in his authorized capacity and that by his signature on the instrument the entity upon behalf of which he acted executed the instrument.


                                   ______________________________
                                   Notary Public



Notary Public, State of California



          [SEAL]



Patent - Net Obj                     3                          12/22/97

EXHIBIT A TO PATENT SECURITY  AGREEMENT

                                  NETOBJECTS, INC.

                                PATENT APPLICATIONS

                              as of December 19, 1997


--------------------------------------------------------------------------------
  GRAHAM & JAMES                    DESCRIPTION                    FILING DATE
   DOCKET NO.                                                    SERIAL NUMBER
--------------------------------------------------------------------------------
   Allowed       Computer Icon for a World Wide Web Site Editor     07/29/96
                 or the Like                                        29/057,658
--------------------------------------------------------------------------------
   Allowed       Computer Icon for a World Wide Web Site Editor     07/29/96
                 or the Like                                        29/057,657
--------------------------------------------------------------------------------
   Pending       Computer Icon for a Style Function of a World      07/29/96
                 Wide Web Site Editor or the Like                   29/057,656
--------------------------------------------------------------------------------
   Pending       Computer Icon for a Function of a World Wide       07/29/96
                 Web Page Editor or the Like                        29/057,655
--------------------------------------------------------------------------------
   Pending       Computer Icon for a Function of a World Wide       07/29/96
                 Web Page Editor or the Like                        29/057,583
--------------------------------------------------------------------------------
   Pending       Computer Icon for a Function of a World Wide       07/29/96
                 Web Page Editor or the Like                        29/057,654
--------------------------------------------------------------------------------
   Allowed       Computer Icon for Representing a Page in a Web     07/29/96
                 Site for a World Wide Web Page Editor or the       29/057,653
                 Like
--------------------------------------------------------------------------------
   Pending       Computer Icon for a Goback Function in a World     07/29/96
                 Wide Web Page Editor or the Like                   29/057,571
--------------------------------------------------------------------------------
   Pending       Computer Icon for a New Page Function in a         07/29/96
                 World Wide Web Page Editor or the Like             29/057,660
--------------------------------------------------------------------------------
   Pending       Computer Icon for a Preview Function in a          07/29/96
                 World Wide Web Page Editor or the Like             29/057,569
--------------------------------------------------------------------------------
   Allowed       Computer Icon for a Publish Function of a          07/29/96
                 World Wide Web Page Editor or the Like             29/057,661
--------------------------------------------------------------------------------
   Allowed       Computer Icon for an Assets Function of a          07/29/96
                 World Wide Web Page Editor or the Like             29/057,572
--------------------------------------------------------------------------------
   Pending       Primary and Secondary Navigator Bars Having a      07/29/96
                 Connector and Generated by a Computer Program      29/057,567
--------------------------------------------------------------------------------

                                   ATTACHMENT I
                                         TO
                       REVOLVING LOAN AND SECURITY AGREEMENT
                                   BY AND BETWEEN
                    IBM CREDIT CORPORATION AND NETOBJECTS, INC.
                              DATED: DECEMBER __, 1997

                                    FIRST AMENDMENT TO
                            REGISTRATION RIGHTS AGREEMENT


       THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT is entered into as of December_, 1997, by and among NetObjects, Inc., a Delaware corporation (the "Company"), Intemational Business Machines Corporation, a New York corporation ("IBM"), and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                     RECITALS:

       A. The Company and IBM are parties to a Registration Rights Agreement dated as of April 11, 1997 (the "Registration Rights Agreement"), pursuant to which the Company has agreed to take certain actions to register under the Securities Act of 1933, as amended, certain of the Company's securities owned by IBM.

       B. The Company and IBM Credit have entered into a Revolving Loan and Security Agreement of even date (the "Loan Agreement"), pursuant to which IBM Credit will provide financing to the Company. In connection with the Loan Agreement, the Company has issued to IBM Credit a warrant to purchase 500,000 shares (the "Warrant") of the Company's Series F Preferred Stock (the "Series F Preferred Stock").

       C. The parties hereto desire to amend the Registration Rights Agreement to provide that IBM Credit shall be entitled to the registration rights set forth therein.

       NOW. THEREFORE, in consideration of the agreement to provide financing under the Loan Agreement, the issuance of the Warrant and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

       1. AMENDMENT TO REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement is amended as follows:

               (a) The definition of "Preferred Stock" in Section 1.01 is amended to read in its entirety as follows:

               " 'Preferred Stock' shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock."

               (b)      The definition of "Registration Shares in Section 2.01
(b) is amended to read in its entirety as follows:

               "(b) As used in this Agreement, 'REGISTRATION SHARES' shall mean any shares of Series E Preferred Stock of the Company issued to IBM pursuant to the Merger Agreement, any shares of Series E Preferred Stock issued to IBM upon the exercise of the IBM Warrant described in the Merger Agreement, any shares of Series C Preferred Stock acquired by IBM pursuant to the terms of the Series C Warrants, any shares of Series F Preferred Stock of the Company issued to IBM Credit upon the exercise of a warrant dated December __, 1997, any Common Shares issued to IBM and IBM Credit upon the conversion of shares of Preferred Stock, and any Common Shares or shares of Preferred Stock acquired by IBM and IBM Credit as a result of stock splits, stock dividends, stock combinations, recapitalizations, mergers, reorganizations and any antidilution provision in any security, document or agreement."

               (c)    Except as specifically provided in the Registration
Rights Agreement, as amended, or unless the context otherwise requires, the term "IBM" as used in the Registration Rights Agreement shall also refer to IBM Credit

       2. EFFECTIVENESS OF AMENDMENT. This First Amendment to Registration Rights Agreement shall have no force or effect until the date of effectiveness of the Loan Agreement. In the event the Loan Agreement shall fail to become effective for any reason, then the Registration Rights Agreement shall continue in full force and effect without modification or amendment thereto.

       3. REMAINDER OF AGREEMENT. Except as specfically provided herein, the Registration Rights Agreement shall remain in full force and effect.

       4. COUNTERPARTS. This First Amendment to Registration Rights Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


     IN WITNESS WHEREOF, the panics hereto have executed or caused this First Amendment to Registration Rights Agreement to be duly executed by their duly authored representatives as of the date first above written.




NETOBJECTS, INC.                        INTERNATIONAL BUSINESS
                                        MACHINES CORPORATION

By:___________________________          By:______________________
   Name:                                   Name
   Title:                                  Title:


                                        IBM CREDIT CORPORATION

                                        By:______________________
                                           Name:
                                           Title:

                        ATTACHMENT A DATED ____________,1997
                                         TO
                 REVOLVING LOAN AGREEMENT DATED _____________, 1997

Customer's Name: NetObjects, Inc.


1. A/R Revolver Credit Line Fees, Rates and Repayment Terms:


     (a) Line of Credit in the amount of Fifteen Million Dollars
($15,000,000.00);

     (b) Revolver Financing Charge:  Libor Rate plus 1.50%;

     (c) Other Charges:  0.20% ($30,000.00) to be paid at the time of execution of the Agreement.
                         0.20% ($30,000.00) annual renewal fee which shall be due on each anniversary of the Agreement.

     (d) Delinquency Fee Rate:  Libor Rate plus 6.50%.

2. Documentation Requirements:

     Takeout Advance Option

          Executed Letter of Direction; and

          Executed Letter of Notification.

3. Financial Covenants:

Definitions: The following terms shall have the following respective meanings in this the Revolving Loan Agreement. All amounts shall be determined in accordance with generally accepted accounting principles (GAAP).

     Current shall mean within the on-going twelve month period.

     Current Assets shall mean assets that are cash or expected to become cash within the on-going twelve months.

     Current Liabilities shall mean payment obligations resulting from past or current transactions that require settlement within the on-going twelve month period. All indebtedness to IBM Credit shall be considered a Current Liability for purposes of determining compliance with the Financial Covenants.

     Current Ratio shall mean Current Assets divided by Current Liabilities.

     Long Term shall mean beyond the on-going twelve month period.

     Long Term Assets shall mean assets that take longer than a year to be converted to cash. They are divided into four categories: tangible assets, investments, intangibles and other.

     Long Term Debt shall mean payment obligations of indebtedness which mature more than twelve months from the date of determination, or mature within twelve months from such date but are renewable or extendible at the option of the debtor to a date more than twelve months from the date of determination.

     Net Profit after Tax shall mean Revenue plus all other income, minus all costs, including applicable taxes.

     Revenue shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

     Subordinated Debt shall mean Customer's indebtedness to third parties as evidenced by an executed Notes Payable Subordination Agreement in favor of IBM Credit.

     Tangible Net Worth shall mean:

       Total Net Worth minus;

          (a) goodwill, organizational expenses, pre-paid expenses, deferred charges, research and development expenses, software development costs, leasehold expenses, trademarks, trade names, copyrights, patents, patent applications, privileges, franchises, licenses and rights in any thereof, and other similar intangibles (but not including contract rights) and other current and non-current assets as identified in Customer's financial statements;

          (b) all accounts receivable from employees, officers, directors, stockholders and affiliates; and

          (c) all callable/redeemable preferred stock.

     Total Assets shall mean the total of Current Assets and Long Term Assets.

     Total Liabilities shall mean the Current Liabilities and Long Term Debt less Subordinated Debt, resulting from past or current transactions, that require settlement in the future.

     Total Net Worth (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus Total Liabilities.

     Working Capital shall mean Current Assets minus Current Liabilities.

Customer will be required to maintain the following financial percentage and ratios as of the last day of the fiscal period under review by IBM Credit:

     a) * Net Profit after Tax, measured on a trailing twelve month basis, not to be worse than negative twenty million dollars ($-20,000,000.00).

* IBM Credit may modify or add one or more financial covenants by sending a written notification to Customer accompanied by a revised Attachment A. Any change in or addition of a financial covenant shall be in effect as of the date of such revised Attachment A, or as otherwise stated in such Attachment A.







4. Lockbox Information:                 5. Special Account Information

Bank Name:_______________________  Bank Name:________________________

Address: _________________________      Address: __________________________
         _________________________               __________________________
         _________________________               __________________________

                        ATTACHMENT B DATED ____________,1997
                                         TO
                 REVOLVING LOAN AGREEMENT DATED _____________, 1997

1. The address of IBM Credit's place of business where Notices should be delivered:

     Street Address: 5000 Executive Parkway Suite 450
                     --------------------------------
     City, State, Zip code: San Ramon, CA 94583
                            -------------------------
     Attention: Remarketer Financingter Manager
                -------------------------------------
     Telecopy Number: (510) 277-5685
                      -------------------------------

2. The exact corporate name of Customer as it appears in its certificate of incorporation is as follows:

     NetObjects, Inc.
     ----------------

3. The address of Customer's principal place of business and chief executive office:

     Street Address:  602 Galveston Drive
                      ------------------------------
     County:  San Mateo
              --------------------------------------
     City, State, Zip code:  Redwood City, CA  94063
                             -----------------------
     Attention:
               -------------------------------------
     Telecopy Number:
                     -------------------------------

4. The address of Customer's place of business where Notices should be delivered:

     Street Address:  (Same as in Section 3 above)
                      -----------------------------
     County:
            ---------------------------------------
     City, State, Zip code:
                           ------------------------
     Attention:
               ------------------------------------
     Telecopy Number:
                     ------------------------------

5. The following is a list of entities affiliated or related to Customer in any way and a description of such affiliation and/or relationship OR attach corporate organization chart to Attachment B:

                              Not Applicable
     -------------------------------------------------------------------
     -------------------------------------------------------------------

     -------------------------------------------------------------------

     -------------------------------------------------------------------

     -------------------------------------------------------------------

     -------------------------------------------------------------------



6. The following are all the locations where Customer maintains any inventory, equipment or other assets:

     a) Street Address:  1089 Mills Way
                         -------------------------------------------
        County:  San Mateo
                 ---------------------------------------------------
        City, State, Zip code:  Redwood City, CA 94063
                                ------------------------------------
        Legal Name of Warehouse (if applicable):  Binaco Corporation
                                                  ------------------

     b) Street Address:  (No Additional Locations)
                         -------------------------------------------
        County:
               -----------------------------------------------------
        City, State, Zip code:
                              --------------------------------------
        Legal Name of Warehouse (if applicable):
                                                --------------------

7. The following are all the places of business of Customer not identified above:

     a) Street Address:                   None
                       ---------------------------------------------
        County:
               -----------------------------------------------------
        City, State, Zip code:
                              --------------------------------------
        Collateral Located Here             (Yes)                (No)
                               -------------       --------------
        If Yes, identify Collateral
                                   ---------------------------------

     b) Street Address:
                       ---------------------------------------------
        County:
               -----------------------------------------------------
        City, State, Zip code:
                              --------------------------------------
        Collateral Located Here             (Yes)                (No)
                               -------------       --------------
        If Yes, identify Collateral
                                   ---------------------------------


8. For purposes of this Agreement Permitted Liens shall mean:

     (a) mechanics', carriers', workmen's, repairmen's or other like liens arising from or incurred in the ordinary course of business and securing obligations which are not due or that are being contested in good faith by the Customer (provided that the Customer has set up adequate reserves therefor), Liens for taxes that are not due and payable or which may thereafter be paid without penalty or that are being contested in good faith by the Customer (provided that the Customer has set up adequate reserves for the payment of such taxes) and other imperfections of title or encumbrances, if any, which imperfections of title or other encumbrances do not materially impair the use of the assets to which they relate in the business of the Customer as presently conducted;

     (b) easements, covenants, rights-of-way and other encumbrances or restrictions of record;

     (c) zoning, building and other similar restrictions; provided that the same are not violated in any material respect by any improvements of the Customer or by the use thereof for the conduct of the Customer's business; and

     (d) unrecorded easements, covenants, rights-of-way or other encumbrances or restrictions, and other Liens which that are not material in character or amount, none of which unrecorded items or other Liens materially impairs the use of the property to which they relate in the business of the Customer as presently conducted.

9. For purposes of this Agreement Permitted Prior Liens shall mean:

     (a) Liens to Comdisco pusuant to the following financing statements filed with California Secretary of State:


     Filing Number                 Filing Date
     -----------------------------------------
     9626160946                    09/17/96
     9635560238                    12/19/96
     9707160548                    03/11/97
     9730960685                    11/04/97



   (b) Liens relating to capital leases and pursuant to the following financing statements filed with California Secretary of State:


     Secured Party                    Filing Number       Filing Date
     ----------------------------------------------------------------



                                   2


     AT&T Capital Leasing Services      9607561125          03/13/96
     Sanwa Leasing Corporation          9614560235          05/23/96


10. As of the date of this Attachment B, the following Persons have executed and delivered to IBM Credit the following respective Guaranties:

      Name: International Business Machines    Type: Indemnification Agreement
            Corporation                              -------------------------
            -------------------------------
      Name:                                    Type:
            -------------------------------          -------------------------
      Name:                                    Type:
            -------------------------------          -------------------------

                        ATTACHMENT C DATED ____________,1997
                                         TO
                 REVOLVING LOAN AGREEMENT DATED _____________, 1997



                                  NETOBJECTS, INC.
                            COLLATERAL MANAGEMENT REPORT
                        FOR THE MONTH ENDING ______________


                               GROSS COLLATERAL VALUE


1. ELIGIBLE A/R
     - Gross Receivables                      $0.00
     - Less Ineligibles:
       A/R over 90 days                        0.00
       50% over 90 days                        0.00
       Other                                   0.00
                                              -----
  ELIGIBLE A/R                                $0.00
     (Attach A/R Aging Report)


Signature _________________________________________    Date ___________

Title     _________________________________________



                                   1??

                                    ATTACHMENT J
                                         TO
                  REVOLVING LOAN AGREEMENT DATED DECEMBER __,1997



Borrowing Certificate Date:________________


A.  IBM Credit Approved Credit Facility:                    $15,000,000.00


B.  Current Outstanding Loan Balance including amounts
    committed to, but not yet funded, by IBM Credit:        ______________
    (Principal PLUS Interest)


C.  New Cash Advance Request:                               ______________


D.  Total New Outstanding Loan Balance:  (B+C)*             ______________





Requested by:________________________     Title**:________________________
Net Objects, Inc.




*    Line D must be less than line A at all times.
** Borrowing Certificate must be signed be an authorized officer of the Corporation

                                     SCHEDULE A
                                        TO
                       REVOLVING LOAN AND SECURITY AGREEMENT


                   SCHEDULE OF EXCEPTIONS TO REVOLVING LOAN AND
                        SECURITY AGREEMENT NETOBJECTS, INC.
                                  December_, 1997
     This Schedule is prepared pursuant to Section 6 of the Revolving Loan and Security Agreement, dated as of December__, 1997 (the "Agreement"), by and between IBM Credit Corporation, a Delaware corporation ("IBM Credit"), and NetObjects, Inc., a Delaware corporation (the "Company"), and sets forth exceptions to the representations and warranties of the Company contained in
Section 6.1 of the Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

(B) TITLE TO COLLATERAL

     (1) The Company's software products include certain software licensed from third parties for which the Company has paid license fees or pays ongoing royalties. The Company's software source code includes certain software programs and code made available to the public free of charge over the "Internet." All such software may be copyrighted works of third parties.

     (2) Under the License Agreement with IBM dated March 18, 1997, IBM was granted certain rights with respect to source code of the Company placed in escrow.

     (3)  Under the Software License Agreement with AT&T dated September
     26, 1996, AT&T has certain rights to use the Company's source code to prepare Derivative Works in the event of a change of control of the Company, in the event of the Company's bankruptcy and the like and if the Company fails to meet certain support obligations.

     (4) Rae Technology, Inc. holds 4 pending utility patents and has granted to the Company a non-exclusive license pursuant to a Patent License Agreement dated April 10, 1997 to fully utilize such inventions and, when issued, such patents.

(E)  AUTHORIZATION

     As soon as possible following the execution of the Agreement, the Company will file a Certificate of Amendment to its Certificate of Incorporation to increase the number of authorized shares of Series F Preferred Stock to cover the 500,000 shares subject to the Warrant.

(F)  Financial Statements

     (1) A portion of the Company's staffing needs have been and continue to be met through the utilization of independent contractors. There can be no assurance that the IRS will not challenge the Company's classification of these individuals as independent contractors and assess the Company (as well as its responsible persons as defined for this purpose under the Internal Revenue code) substantial penalties and additional tax liabilities, the amount of which cannot be currently estimated by the Company. No estimate of this potential liability, if any has been made.

     (2) The Company is obligated to pay royalties on a quarterly basis to certain companies whose technology is included in the Company's products. All royalties due under these agreements may not be recorded on the Company's interim financial statements.

     (3) The Company believes it has made adequate allowances for (i) potential product returns; (ii) stock rotation; (iii) price protection;
     (iv) technical support; (v) version 2.0 product upgrades; and (vi) uncollectible accounts; but such allowances are subject to audit adjustments.

     (4) The Company's unaudited financial statements do not include footnotes required by GAAP and are subject to year-end audit adjustments.

     (5) The Company's unaudited monthly financial statements may not be fully in compliance with Statement of Position No. 97-2 which is effective for the year beginning after December 15, 1997 or with Statement of Financial Accounting Standard No. 123 and are subject to year end audit adjustments.

(L)  TAX RETURNS

     The Company has not filed any sales or income tax returns in any jurisdiction other than California, although the Company may have incurred liability for such taxes under applicable law.

(M)  TAXES

     See Section G and Section L for a discussion of potential tax liabilities.

(T)  INSURANCE

     (1) At present the Company has not obtained any employment practices liability insurance coverage.

     (2) The Company self-insures a portion of the claims made under Its health insurance program subject to certain stop loss clauses included in the policy.

                                        2